April 15, 1999


                          UNITED
  PROSPECTUS              FUNDS, INC.
                          Class A Shares
                          -----------------------------------------------------

[Waddell & Reed Logo]     United Accumulative Fund

                          United Bond Fund

                          United Income Fund

                          United Science and Technology Fund




                          <GRAPHIC OMITTED>




                          The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

T A B L E   O F   C O N T E N T S

        AN OVERVIEW OF THE FUNDS                                       3
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        UNITED ACCUMULATIVE FUND                                       3
        ----------------------------------------------------------------
        PERFORMANCE                                                    5
        ----------------------------------------------------------------
        FEES AND EXPENSES                                              6
        ----------------------------------------------------------------
        UNITED BOND FUND                                               7
        ----------------------------------------------------------------
        PERFORMANCE                                                    9
        ----------------------------------------------------------------
        FEES AND EXPENSES                                             10
        ----------------------------------------------------------------
        UNITED INCOME FUND                                            11
        ----------------------------------------------------------------
        PERFORMANCE                                                   13
        ----------------------------------------------------------------
        FEES AND EXPENSES                                             14
        ----------------------------------------------------------------
        UNITED SCIENCE AND TECHNOLOGY FUND                            15
        ----------------------------------------------------------------
        PERFORMANCE                                                   17
        ----------------------------------------------------------------
        FEES AND EXPENSES                                             18
        ----------------------------------------------------------------
        THE INVESTMENT PRINCIPLES
        OF THE FUNDS                                                  19
        ----------------------------------------------------------------
           Investment Goals, Principal Strategies and
           Other Investments                                          19
           -------------------------------------------------------------
           Risk Considerations of Principal
           Strategies and Other Investments                           24
           -------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                          27
        ----------------------------------------------------------------
        YOUR ACCOUNT                                                  31
        ----------------------------------------------------------------
           Ways to Set Up Your Account                                31
           -------------------------------------------------------------
           Buying Shares                                              32
           -------------------------------------------------------------
              Sales Charge Reductions and Waivers                     34
              ----------------------------------------------------------
              Waivers for Certain Investors                           34
              ----------------------------------------------------------
           Minimum Investments                                        35
           -------------------------------------------------------------
           Adding to Your Account                                     35
           -------------------------------------------------------------
           Selling Shares                                             36
           -------------------------------------------------------------
           Shareholder Services                                       38
           -------------------------------------------------------------
              Personal Service                                        38
              ----------------------------------------------------------
              Reports                                                 39
              ----------------------------------------------------------
              Exchanges                                               39
              ----------------------------------------------------------
              Automatic Transactions                                  39
              ----------------------------------------------------------
           Distributions and Taxes                                    40
           -------------------------------------------------------------
              Distributions                                           40
              ----------------------------------------------------------
              Taxes                                                   41
              ----------------------------------------------------------
        THE MANAGEMENT OF THE FUNDS                                   43
        ----------------------------------------------------------------
           Portfolio Management                                       43
           -------------------------------------------------------------
           Management Fee                                             44
           -------------------------------------------------------------

An
Overview
of the
Funds
--------------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>


Goals
United Accumulative Fund seeks capital growth, with current income a secondary goal.


Principal Strategies
United Accumulative Fund invests primarily in large capitalization common stocks of U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary goal of growth.


Principal Risks of Investing in the Fund
Because United Accumulative Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o an increase in interest rates which may cause the value of the Fund's fixed-income securities to decline; and

o the skill of Waddell & Reed Investment Management Company ("WRIMCO") in evaluating and selecting securities for the Fund.

Market risk for small- to medium-sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest
United Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential market risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

Performance
--------------------------------
United
Acumulative
Fund

<GRAPHIC OMITTED>


The chart and table below provide some indication of the risks of investing in the United Accumulative Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class A and shows how performance has varied from year to year over the past ten years.

o The table shows Class A average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

<GRAPHIC OMITTED>

89      28.36%
90     -11.05%
91      24.72%
92      14.04%
93       9.06%
94       0.04%
95      34.21%
96      12.18%
97      29.58%
98      22.62%


In the period shown in the chart, the highest quarterly return was 14.14% (the second quarter of 1997) and the lowest quarterly return was -13.59% (the third quarter of 1990).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                            1 Year     5 Years     10 Years
   Class A Shares of
   Accumulative Fund       15.57%      17.67%      14.82%
   S&P 500 Index           28.70%      24.08%      19.21%
   Lipper Growth Fund
   Universe Average        22.86%      18.63%      16.71%

The table reflects the maximum sales charge that you may be required to pay upon purchase of the Fund's Class A shares.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

Fees and Expenses
--------------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>



This table describes the fees and expenses that you may pay if you buy and hold shares of United Accumulative Fund:


                    Shareholder Fees
        (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                       5.75%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None



             Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
   Management Fees                              0.54%
   Distribution and Service (12b-1) Fees (1)    0.22%
   Other Expenses                               0.12%
   Total Annual Fund Operating Expenses         0.88%

(1) It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.


Example
This example is intended to help you compare the cost of investing in the Class A shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year                                                             $  660
   3 years                                                            $  840
   5 years                                                            $1,035
   10 years                                                           $1,597

Your Class A costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

An
Overview
of the
Funds
--------------------------------
United
Bond Fund

<GRAPHIC OMITTED>


Goal
United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.


Principal Strategies
United Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund maintains no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund may invest in companies of any size.


Principal Risks of Investing in the Fund
Because United Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline--the longer the maturity of the Fund's holdings the greater the interest rate risk;

o  prepayment of higher-yielding bonds held by the Fund;

o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o  changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic and industry news, that may cause the Fund's holdings to fall as part of a broad market decline;

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

As well, market risk for small- or medium-sized companies may be greater than the market risk for large companies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest
United Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

Performance
--------------------------------
United
Bond Fund

<GRAPHIC OMITTED>


The chart and table below provide some indication of the risks of investing in the United Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class A and shows how performance has varied from year to year over the past ten years.

o The table shows Class A average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

<GRAPHIC OMITTED>

89       10.60%
90        4.24%
91       17.76%
92        7.84%
93       13.19%
94       -5.76%
95       20.50%
96        3.20%
97        9.77%
98        7.27%

In the period shown in the chart, the highest quarterly return was 7.11% (the third quarter of 1991) and the lowest quarterly return was -7.37% (the first quarter of 1997).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                                      1 Year     5 Years     10 Years
   Class A Shares of Bond Fund        1.10%      5.40%        8.04%
   Salomon Brothers Broad
   Investment Grade Index             8.71%      7.30%        9.31%
   Lipper Corporate Debt Funds
   A-Rated Universe Average           7.47%      6.54%        8.82%

The table reflects the maximum sales charge that you may be required to pay upon purchase of the Fund's Class A shares.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

Fees and Expenses
--------------------------------
United
Bond Fund

<GRAPHIC OMITTED>

This table describes the fees and expenses that you may pay if you buy and hold shares of United Bond Fund:


                    Shareholder Fees
        (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                        5.75%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None



             Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
   Management Fees                              0.42%
   Distribution and Service (12b-1) Fees (2)    0.23%
   Other Expenses                               0.18%
   Total Annual Fund Operating Expenses         0.83%

(2) It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.



Example
This example is intended to help you compare the cost of investing in the Class A shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year                                                             $  655
   3 years                                                            $  825
   5 years                                                            $1,009
   10 years                                                           $1,541

Your Class A costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

An
Overview
of the
Funds
--------------------------------
United
Income
Fund

<GRAPHIC OMITTED>

Goals
United Income Fund seeks, as a primary goal, the maintenance of current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth.

Principal Strategies
United Income Fund seeks to achieve its primary goal by investing primarily in the common stocks of large U.S. and foreign companies. WRIMCO looks for securities that have a record of paying regular dividends on common stock. In order to achieve its secondary goal of growth the Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. The Fund may invest in companies of any size.


Principal Risks of Investing in the Fund
Because United Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small- or medium-sized companies may be greater than the market risk for large companies.

Also, investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
United Income Fund is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performance
--------------------------------
United
Income
Fund

<GRAPHIC OMITTED>

The chart and table below provide some indication of the risks of investing in the United Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class A and shows how performance has varied from year to year over the past ten years.

o The table shows Class A average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

<GRAPHIC OMITTED>

89            28.56%
90            -6.85%
91            30.66%
92            11.90%
93            16.05%
94            -1.82%
95            29.60%
96            20.36%
97            27.34%
98            24.02%

In the period shown in the chart, the highest quarterly return was 18.72% (the second quarter of 1997) and the lowest quarterly return was -17.35% (the third quarter of 1990).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                                  1 Year     5 Years     10 Years
   Class A Shares of Income
   Fund                          16.90%      17.93%      16.56%
   S&P 500 Index                 28.70%      24.08%      19.21%
   Lipper Equity Income
   Fund Universe Average         10.89%      16.62%      14.47%

The table reflects the maximum sales charge that you may be required to pay upon purchase of the Fund's Class A shares.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

Fees and
Expenses
--------------------------------
United
Income
Fund

<GRAPHIC OMITTED>

This table describes the fees and expenses that you may pay if you buy and hold shares of United Income Fund:


                    Shareholder Fees
        (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                       5.75%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None


             Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
   Management Fees                              0.54%
   Distribution and Service (12b-1) Fees (3)    0.22%
   Other Expenses                               0.13%
   Total Annual Fund Operating Expenses         0.89%

(3) It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.


Example
This example is intended to help you compare the cost of investing in the Class A shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year                                                               $  661
   3 years                                                              $  843
   5 years                                                              $1,040
   10 years                                                             $1,608

Your Class A costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

An
Overview
of the
Funds
--------------------------------
United Science
and
Technology Fund

<GRAPHIC OMITTED>

Goal
United Science and Technology Fund seeks long-term capital growth.


Principal Strategies
United Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the common stock of science and technology securities of U.S. and foreign companies. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size.


Principal Risks of Investing in the Fund
Because United Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o  governmental regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small- to medium-sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management.

As well, stock of smaller companies may experience volatile trading and price fluctuations.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest
United Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed portfolio concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits with your investment objectives.

Performance
--------------------------------
United Science
and
Technology Fund

<GRAPHIC OMITTED>


The chart and table below provide some indication of the risks of investing in the United Science and Technology Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class A and shows how performance has varied from year to year over the past ten years.
o The table shows Class A average annual returns and compares them to the market indicators listed.
o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

<GRAPHIC OMITTED>

89             28.04%
90             -4.57%
91             60.66%
92             -4.03%
93              8.51%
94              9.78%
95             55.37%
96              8.35%
97              7.22%
98             59.31%

In the period shown in the chart, the highest quarterly return was 34.47% (the fourth quarter of 1998) and the lowest quarterly return was -15.89% (the third quarter of 1990).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                                   1 Year     5 Years     10 Years
   Class A Shares of Science
   and Technology Fund            50.15%      24.37%      19.75%
   S&P 400 Index                  33.85%      24.84%      19.37%
   Lipper Science and
   Technology Fund
   Universe Average               50.81%      24.26%      23.62%

The table reflects the maximum sales charge that you may be required to pay upon purchase of the Fund's Class A shares.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

Fees and Expenses
--------------------------------
United Science
and
Technology Fund

<GRAPHIC OMITTED>

This table describes the fees and expenses that you may pay if you buy and hold shares of United Science and Technology Fund:


                    Shareholder Fees
        (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                        5.75%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None


             Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
   Management Fees                              0.59%
   Distribution and Service (12b-1) Fees (4)    0.24%
   Other Expenses                               0.22%
   Total Annual Fund Operating Expenses         1.05%

(4) It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.


Example
This example is intended to help you compare the cost of investing in the Class A shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year                                                               $  676
   3 years                                                              $  890
   5 years                                                              $1,121
   10 years                                                             $1,784

Your Class A costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

The Investment Principles of the Funds
--------------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>

Investment Goals, Principal Strategies and
Other Investments
The primary goal of United Accumulative Fund is capital growth. As a secondary goal, the Fund seeks current income. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's goals. Generally, the Fund invests in stocks with large market capitalization that, in WRIMCO's opinion, have a slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee that the Fund will achieve its goals.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors, including:

o stability and predictability of earnings growth;

o acceleration of earnings and/or revenue;

o improvement in profitability; and

o potential turnaround opportunities.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash, debt securities (typically, of investment grade which means rated at least BBB by S&P and at least Baa by MIS) or preferred stock, or in common stocks that WRIMCO chooses because they are less volatile rather than for their growth potential. Taking a defensive position in any of these ways may reduce the potential for appreciation in the Fund's portfolio.

United
Bond Fund

<GRAPHIC OMITTED>

The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, non-investment grade securities, convertible securities and debt securities with warrants attached. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

o financial strength;

o cash flow;

o management;

o borrowing requirements; and

o responsiveness to changes in interest rates and business conditions.

The Fund may invest in "junk bonds" (rated below BBB by S&P or below Baa by MIS), which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

Also, the Fund can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

WRIMCO may also consider the maturity of the obligation and the size or nature of the bond issue.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. The Fund may:

o sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds;

o buy bonds with put options or exercise put options on bonds held; and

o buy money market instruments.

By taking a defensive position, the Fund's yield may be reduced.

United
Income Fund

<GRAPHIC OMITTED>

United Income Fund's primary goal is to maintain cur- rent income subject to market conditions. As a secondary goal, the Fund seeks capital growth. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of income-producing securities, typically the stocks of large, high-quality U.S. companies that are well known and have been consistently profitable. There is no guarantee that the Fund will achieve its goals.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o dividend payment history;
o profitability record;
o history of improving sales and profits;
o management;
o leadership position in its industry; and
o stock price value.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or that a temporary defensive position is desirable, the Fund may seek to achieve its goals by investing up to all of its assets in debt securities (typically, investment grade) and preferred stocks. Taking a defensive position may reduce the Fund's yield and/or the potential for appreciation in the Fund's portfolio.

United Science
and
Technology Fund

<GRAPHIC OMITTED>

The goal of United Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:
o aerospace and defense electronics;
o biotechnology;
o business machines;
o cable and broadband access;
o communications and electronic equipment;
o computer software and services;
o computer systems;
o electronics;
o electronic media;
o internet and internet-related services;
o medical devices and drugs;
o medical and hospital supplies and services; and
o office equipment and supplies.

The Fund primarily owns common stock, however, it may also invest in preferred stock, debt securities and convertible securities.

WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than science or technology securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. Taking a defensive position, in any manner, may reduce the potential for appreciation in the Fund's portfolio.

<GRAPHIC OMITTED>

All Funds
Each Fund may also invest in and use other types of instruments in seeking to achieve its goals. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, the Funds have limited exposure to derivative investments. You will find more information in the Statement of Additional Information ("SAI") about each Fund's permitted investments and strategies, as well as the restrictions that apply to them.

WRIMCO will generally sell a security if it determines that the security no longer presents sufficient appreciation or growth potential, falls short of WRIMCO's expectations, or WRIMCO believes there are alternative investment opportunities for the Funds.


Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk and, for United Bond Fund, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent the Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Funds own different types of investments, their performance will be affected by a variety of factors. In general, the value of each Fund's investments and the income it may generate will vary from day to day, generally due to changes in market conditions, interest rates and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

United Accumulative Fund and United Science and Technology Fund may each actively trade securities in seeking to achieve their goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Funds which may increase your taxable income.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds (bonds rated BB and below by S&P and Ba and below by MIS) pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.


Year 2000 and Euro Issues
Like other mutual funds, financial institutions and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by a Fund's other, major service providers. Although there can be no assurances, WRIMCO believes that these steps will be sufficient to avoid any adverse impact on any of the Funds. Similarly, the companies and other issuers in which a Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on a Fund.

Also, each Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Financial
Highlights
--------------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period.*


                                     FOR THE FISCAL YEAR ENDED DECEMBER 31,
Per-share Data                                      1998       1997     1996        1995        1994
   Net asset value,
   beginning of period                              $7.77       $7.75    $7.78       $6.58       $7.19
   ---------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                           0.10        0.10     0.11        0.11        0.13
    Net realized and
    unrealized gain (loss)
    on investments                                   1.60        2.14     0.82        2.12       (0.13)
   ---------------------------------------------------------------------------------------------------
   Total from
   investment
   operations                                        1.70        2.24     0.93        2.23        0.00
   ---------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                               (0.11)      (0.09    (0.11)      (0.11)      (0.13)
    From capital gains                              (1.08)      (2.13    (0.85)      (0.92)      (0.48)
   ---------------------------------------------------------------------------------------------------
   Total distributions                              (1.19)      (2.22    (0.96)      (1.03)      (0.61)
   ---------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                        $8.28       $7.77    $7.75       $7.78       $6.58
   ---------------------------------------------------------------------------------------------------
   Total return**                                   22.62%      29.58    12.18%      34.21%       0.04%

   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                            $1,864      $1,595   $1,285      $1,206      $  967
   Ratio of expenses to
   average net assets                                0.88%       0.82     0.83%       0.80%       0.71%
   Ratio of net
   investment income
   to average net assets                             1.12%       1.16     1.34%       1.42%       1.76%
   Portfolio turnover
   rate                                            373.78%     313.99   240.37%     229.03%     205.40%


*On June 17, 1995, Fund shares outstanding were designated Class A shares.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

Financial
Highlights
--------------------------------
United
Bond Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period.*


                              FOR THE FISCAL YEAR ENDED DECEMBER 31,
Per-share Data                                          1998      1997       1996     1995     1994
   Net asset value,
   beginning of period                                 $6.32     $6.14      $6.34    $5.62     $6.39
   -------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                              0.38      0.39       0.39     0.40      0.39
    Net realized and
    unrealized gain (loss)
    on investments                                      0.07      0.19      (0.20)    0.72     (0.75)
   -------------------------------------------------------------------------------------------------
   Total from
   investment
   operations                                           0.45      0.58       0.19     1.12     (0.36)
   -------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                                  (0.38)    (0.40)     (0.39)   (0.40)    (0.39)
    From capital gains                                 (0.00)    (0.00)     (0.00)   (0.00)    (0.02)
   -------------------------------------------------------------------------------------------------
   Total distributions                                 (0.38)    (0.40)     (0.39)   (0.40)    (0.41)
   -------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                           $6.39     $6.32      $6.14    $6.34     $5.62
   -------------------------------------------------------------------------------------------------
   Total return**                                       7.27%     9.77%      3.20%   20.50%    -5.76%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                                 $551      $524       $519     $563      $518
   Ratio of expenses to
   average net assets                                   0.84%     0.77%      0.77%    0.74%     0.72%
   Ratio of net
   investment income
   to average net assets                                5.88%     6.34%      6.34%    6.54%     6.60%
   Portfolio turnover
   rate                                                33.87%    35.08%     55.74%   66.38%   127.11%


*On June 17, 1995, Fund shares outstanding were designated Class A shares.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

Financial
Highlights
--------------------------------
United
Income Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period.*


                              FOR THE FISCAL YEAR ENDED DECEMBER 31,
Per-share Data                                1998       1997        1996       1995       1994
   Net asset value,
   beginning of period                       $7.59      $6.58       $5.79      $4.67      $4.95
   --------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                    0.20       0.06        0.07       0.07       0.08
    Net realized and
    unrealized gain (loss)
    on investments                            1.66       1.73        1.10       1.30      (0.16)
   --------------------------------------------------------------------------------------------
   Total from
   investment
   operations                                 1.86       1.79        1.17       1.37      (0.08)
   --------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                        (0.19)     (0.06)      (0.06)     (0.07)     (0.07)
    From capital gains                       (1.74)     (0.78)      (0.38)     (0.25)     (0.20)
   --------------------------------------------------------------------------------------------
   Total distributions                       (1.93)     (0.78)      (0.38)     (0.25)     (0.20)
   --------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                 $7.52      $7.59       $6.58      $5.79      $4.67
   --------------------------------------------------------------------------------------------
   Total return**                            24.02%     27.34%      20.36%     29.60%     -1.82%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                     $7,368     $6,196      $4,850     $3,976     $3,145
   Ratio of expenses to
   average net assets                         0.89%      0.84%       0.86%      0.83%      0.74%
   Ratio of net
   investment income
   to average net assets                      1.11%      0.74%       1.03%      1.31%      1.45%
   Portfolio turnover
   rate                                      49.29%     33.59%      22.24%     17.59%     18.54%



*On June 17, 1995, Fund shares outstanding were designated Class A shares.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

Financial
Highlights
--------------------------------
United Science
and
Technology Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period.*


                                   FOR THE FISCAL YEAR ENDED DECEMBER 31,
Per-share Data                                     1998       1997         1996       1995       1994
   Net asset value,
   beginning of period                            $6.71      $7.78        $7.63      $5.07      $4.94
   --------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment loss                           (0.03)     (0.01)       (0.02)     (0.00)      0.00
    Net realized and
    unrealized gain on
    investments                                    3.93       0.46         0.66       2.80       0.47
   --------------------------------------------------------------------------------------------------
   Total from
   investment
   operations                                     $3.90)      0.45         0.64       2.80       0.47
   --------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                             (0.00)     (0.00)       (0.00)     (0.00)     (0.00)
    From capital gains                            (0.70)     (1.52)       (0.49)     (0.24)     (0.34)
   --------------------------------------------------------------------------------------------------
   Total distributions                            (0.70)     (1.52)       (0.49)     (0.24)     (0.34)
   --------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                      $9.91      $6.71        $7.78      $7.63      $5.07
   --------------------------------------------------------------------------------------------------
   Total return**                                 59.31%      7.22%        8.35%     55.37%      9.78%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                          $1,668     $1,062         $981       $821       $497
   Ratio of expenses to
   average net assets                              1.05%      1.02%        0.98%      0.93%      0.96%
   Ratio of net
   investment income
   (loss) to average net
   assets                                         -0.37%     -0.18%       -0.33%     -0.07%      0.00%
   Portfolio turnover
   rate                                           55.70%     87.68%       33.90%     32.89%     64.39%

*On June 17, 1995, Fund shares outstanding were designated Class A shares.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

Your
Account

<GRAPHIC OMITTED>

The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account
Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement Plans
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax deductible.

o Individual Retirement Accounts (IRAs) allow an individual under age 701/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP--IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

o 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.


Buying Shares
You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

The price to buy a Fund share is its offering price, which is calculated every business day.

The offering price of a Fund's Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") per share plus the sales charge shown in the table below.

                                   Sales Charge       Sales Charge as
                                   as Percent of     Approx. Percent of
  Size of Purchase                Offering Price      Amount Invested
  Under $100,000                      5.75%                6.10%
  $100,000 to less than
  $200,000                            4.75                 4.99
  $200,000 to less than
  $300,000                            3.50                 3.63
  $300,000 to less than
  $500,000                            2.50                 2.56
  $500,000 to less than
  $1,000,000                          1.50                 1.52
  $1,000,000 to less than
  $2,000,000                          1.00                 1.01
  $2,000,000 and over                 0.00                 0.00

In the calculation of a Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

A Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o  Orders are accepted only at the home office of Waddell & Reed, Inc.

o  All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the United Group, except shares of United Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("rights of accumulation");

o Grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"); and

o  Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o The Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

o  Certain retirement plans and certain trusts for these persons; and

o  401(k) plan having 100 or more eligible employees.

You will find more information in the SAI about sales charge reductions and waivers.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing services to Class A shareholders or maintaining Class A shareholder accounts. Because the Plan fees are paid out of the Class A assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Minimum Investments

  To Open an Account                                        $500
  For certain exchanges                                     $100
  For certain retirement accounts and accounts opened
  with Automatic Investment Service                         $ 50
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates         $ 25
  To Add to an Account
  For certain exchanges                                     $100
  For Automatic Investment Service                          $ 25

Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.


Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Class A NAV per share.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                             Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed, Inc. will send a check to the address on the account.

Special Requirements for Selling Shares

 Account Type           Special Requirements

Individual or Joint     The written instructions must be signed by all persons
Tenant                  required to sign for transactions, exactly as their
                        names appear on the account.

Sole Proprietorship     The written instructions must be signed by the
                        individual owner of the business.

UGMA, UTMA              The custodian must sign the written instructions
                        indicating capacity as custodian.

Retirement Account      The written instructions must be signed by a properly
                        authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or             At least one person authorized by corporate
Organization            resolution to act on the account must sign the
                        written instructions.

Conservator, Guardian   The written instructions must be signed by the person
or Other Fiduciary      properly authorized by court order to act in the
                        particular fiduciary capacity.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you hold a certificate, it must be properly endorsed and sent to the Corporation.

o If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

A Fund may require a signature guarantee in certain situations such as:

o a redemption request made by a corporation, partnership or fiduciary;

o a redemption request made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all Fund shares in your account if their aggregate NAV is less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

Payments of principal and interest on loans made pursuant to Waddell & Reed's 401(k) prototype plan may be reinvested, without payment of a sales charge, in Class A shares of any United Group fund in which the plan may invest.


Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o Obtain information about your accounts;

o Obtain price information about other funds in the United Group; or

o Request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of each Fund will be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class A shares and buy Class A shares of another Fund or of other funds in the United Group without payment of an additional sales charge when you exchange the shares. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

  Regular Investment Plans
  Automatic Investment Service
  To move money from your bank account to an existing Fund account
      Minimum      Frequency
        $25         Monthly

  Funds Plus Service
  To move money from United Cash Management, Inc. to a Fund whether in the same or a different account
      Minimum      Frequency
       $100         Monthly

Distributions and Taxes
Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares of the Fund, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

For retirement accounts, all distributions are automatically paid in Fund shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) may be taxable at different rates depending on how long the Fund held the assets generating the gains, but generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. Each Fund must withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for shareholders subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Class

A Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Fund Class A shares or acquire Class A shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of a Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by United Bond Fund and United Income Fund (and, to a lesser extent, the other Funds) attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

<GRAPHIC OMITTED>


Portfolio Management
The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since 1940 or the inception of the company, whichever was later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Antonio Intagliata is primarily responsible for the management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by WRIMCO since February 1979 and has been an employee of WRIMCO since June 1973.

James C. Cusser is primarily responsible for the management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

Russell E. Thompson and James D. Wineland are primarily responsible for the management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1992 to March 1998, Mr. Thompson was Senior Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Thompson has served as the portfolio manager for investment companies managed by WRIMCO since January 1976, and has been an employee of WRIMCO since March 1971.

Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of WRIMCO since November 1984.

Abel Garcia is primarily responsible for the management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1988 to March 1998, Mr. Garcia was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Garcia has been an employee of WRIMCO since August 1983.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.


Management Fee
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee of each Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on each Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of the net assets of United Accumulative Fund, .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee is determined on the basis of the combined net asset values of all the funds in the United Group at the annual rates shown in the following table and then allocated pro rata to the Fund based on its relative net assets.

                      Group Fee Rate
     Group Net Asset Level           Annual Group Fee Rate
   (all dollars in millions)            For Each Level
  From $0 to $750                         .51 of 1%
  From $750 to $1,500                     .49 of 1%
  From $1,500 to $2,250                   .47 of 1%
  From $2,250 to $3,000                   .45 of 1%
  From $3,000 to $3,750                   .43 of 1%
  From $3,750 to $7,500                   .40 of 1%
  From $7,500 to $12,000                  .38 of 1%
  Over $12,000                            .36 of 1%

The combined net asset values of all of the funds in the United Group were approximately $21.0 billion as of December 31, 1998.

Management fees for each Fund as a percent of each Fund's net assets for the fiscal year ended December 31, 1998 were as follows: United Bond Fund 0.42%, United Income Fund 0.54%, United Accumulative Fund 0.54%, United Science and Technology Fund 0.59%.

                      This page intentionally left blank.

United
Funds, Inc.

<GRAPHIC OMITTED>


Custodian                         Underwriter
UMB Bank, n.a.                    Waddell & Reed, Inc.
Kansas City, Missouri             6300 Lamar Avenue
                                  P.O. Box 29217
Legal Counsel                     Shawnee Mission, Kansas
Kirkpatrick & Lockhart LLP        66201-9217
1800 Massachusetts                (913) 236-2000
 Avenue, N.W.                     (800) 366-5465
Washington, D.C. 20036
                                  Shareholder Servicing Agent
Independent Auditors              Waddell & Reed
Deloitte & Touche LLP              Services Company
1010 Grand Avenue                 6300 Lamar Avenue
Kansas City, Missouri             P.O. Box 29217
64106-2232                        Shawnee Mission, Kansas
                                  66201-9217
Investment Manager                (913) 236-2000
Waddell & Reed Investment         (800) 366-5465
 Management Company
6300 Lamar Avenue                 Accounting Services Agent
P.O. Box 29217                    Waddell & Reed
Shawnee Mission, Kansas            Services Company
66201-9217                        6300 Lamar Avenue
(913) 236-2000                    P.O. Box 29217
(800) 366-5465                    Shawnee Mission, Kansas
                                  66201-9217
                                  (913) 236-2000
                                  (800) 366-5465

-------------------------------

<GRAPHIC OMITTED>


<GRAPHIC OMITTED>



UNITED FUNDS, INC.

You can get more information about the Funds in--

o the Statement of Additional Information (SAI) dated April 15, 1999, which contains detailed information about each Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o the Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.


The Funds' SEC file number is: 811-2552.

--------------------------------------------------------------------------------

<GRAPHIC OMITTED>

                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas 66201-9217
                  (913) 236-2000, (800) 366-5465


                  printed on recycled paper                      NUP1000(4-99)

                                 April 15, 1999

P R O S P E C T U S





<GRAPHIC OMITTED>


                          UNITED
                          FUNDS, INC.
                          Class Y Shares
                          -----------------------------------------------------

                          United Accumulative Fund

                          United Bond Fund

                          United Income Fund

                          United Science and Technology Fund






<GRAPHIC OMITTED>















                           The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

T A B L E   O F   C O N T E N T S
        AN OVERVIEW OF THE FUNDS                                              3
        -----------------------------------------------------------------------
        UNITED ACCUMULATIVE FUND                                              3
        -----------------------------------------------------------------------
        PERFORMANCE                                                           5
        -----------------------------------------------------------------------
        FEES AND EXPENSES                                                     6
        -----------------------------------------------------------------------
        UNITED BOND FUND                                                      7
        -----------------------------------------------------------------------
        PERFORMANCE                                                           9
        -----------------------------------------------------------------------
        FEES AND EXPENSES                                                    10
        -----------------------------------------------------------------------
        UNITED INCOME FUND                                                   11
        -----------------------------------------------------------------------
        PERFORMANCE                                                          13
        -----------------------------------------------------------------------
        FEES AND EXPENSES                                                    14
        -----------------------------------------------------------------------
        UNITED SCIENCE AND TECHNOLOGY FUND                                   15
        -----------------------------------------------------------------------
        PERFORMANCE                                                          17
        -----------------------------------------------------------------------
        FEES AND EXPENSES                                                    18
        -----------------------------------------------------------------------
        THE INVESTMENT PRINCIPLES OF THE FUNDS                               19
        -----------------------------------------------------------------------
           Investment Goals, Principal Strategies and
           Other Investments                                                 19
           --------------------------------------------------------------------
           Risk Considerations of Principal
           Strategies and Other Investments                                  24
           --------------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                                 27
        -----------------------------------------------------------------------
        YOUR ACCOUNT                                                         31
        -----------------------------------------------------------------------
           Buying Shares                                                     31
           --------------------------------------------------------------------
           Minimum Investments                                               33
           --------------------------------------------------------------------
           Adding to Your Account                                            33
           --------------------------------------------------------------------
           Selling Shares                                                    34
           --------------------------------------------------------------------
           Telephone Transactions                                            36
           --------------------------------------------------------------------
           Shareholder Services                                              36
           --------------------------------------------------------------------
              Personal Service                                               36
              -----------------------------------------------------------------
              Reports                                                        37
              -----------------------------------------------------------------
              Exchanges                                                      37
              -----------------------------------------------------------------
           Distributions and Taxes                                           37
           --------------------------------------------------------------------
              Distributions                                                  37
              -----------------------------------------------------------------
              Taxes                                                          38
        -----------------------------------------------------------------------
        THE MANAGEMENT OF THE FUNDS                                          40
              -----------------------------------------------------------------
              Portfolio Management                                           40
              -----------------------------------------------------------------
              Management Fee                                                 41
              -----------------------------------------------------------------

<GRAPHIC OMITTED>

An
Overview
of the
Funds
----------
United
Accumulative
Fund

Goals

United Accumulative Fund seeks capital growth, with current income a secondary goal.

Principal Strategies
United Accumulative Fund invests primarily in large capitalization common stocks of U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary goal of growth.

Principal Risks of Investing in the Fund
Because United Accumulative Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o an increase in interest rates which may cause the value of the Fund's fixed-income securities to decline; and

o the skill of Waddell & Reed Investment Management Company ("WRIMCO") in evaluating and selecting securities for the Fund.

Market risk for small- to medium-sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
United Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential market risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

Performance
--------------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>

The chart and table below provide some indication of the risks of investing in United Accumulative Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and the life of the class compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class Y since these shares were first offered and shows how performance has varied from year to year.

o The table shows Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)
<GRAPHIC OMITTED>

 '96         '97       '98
12.27%      29.67%    22.79%

In the period shown in the chart, the highest quarterly return was 14.04% (the second quarter of 1997) and the lowest quarterly return was -7.33% (the third quarter of 1997).


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


                            1 Year     Life of Class*
   Class Y Shares of
   Accumulative Fund       22.79%         22.08%
   S&P 500 Index           28.70%         28.22%
   Lipper Growth Fund
   Universe Average        22.86%         21.26%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*Since July 11, 1995.

Fees and Expenses
--------------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>

This table describes the fees and expenses that you may pay if you buy and hold shares of United Accumulative Fund.

   Shareholder Fees
   (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                        None
     Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None


   Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)
   Management Fees                              0.54%
   Distribution and Service (12b-1) Fee  s       None
   Other Expenses                               0.20%
   Total Annual Fund Operating Expenses         0.74%


  Example
This example is intended to help you compare the cost of investing in the Class Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year    $ 76
3 Years   $237
5 Years   $411
10 Years  $918

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

An Overview of the Funds
--------------------------------
United
Bond Fund
Goal

<GRAPHIC OMITTED>

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.

Principal Strategies

United Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund maintains no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund may invest in companies of any size.


Principal Risks of Investing in the Fund
Because United Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates which may cause the value of the Fund's fixed-income securities to decline--the longer the maturity of the Fund's holdings the greater the interest rate risk;

o prepayment of higher-yielding bonds held by the Fund;

o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions sometimes in response to general economic and industry news that may cause the Fund's holdings to fall as part of a broad market decline;

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

As well, market risk for small- or medium-sized companies may be greater than the market risk for large companies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest
United Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

Performance
--------------------------------
United
Bond Fund

<GRAPHIC OMITTED>

The chart and table below provide some indication of the risks of investing in United Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and the life of the class compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class Y since these shares were first offered and shows how performance has varied from year to year.

o The table shows Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

 '96         '97        '98
3.35%       9.91%      7.54%
<GRAPHIC OMITTED>

In the period shown in the chart, the highest quarterly return was 3.83% (the second quarter of 1997) and the lowest quarterly return was -2.27% (the first quarter of 1996).


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


                                1 Year     Life of Class*
   Class Y Shares of Bond
   Fund                         7.54%          7.92%

   Salomon Brothers Broad
   Investment Grade Index       8.71%          8.08%

   Lipper Corporate Debt
   Funds A-Rated Universe
   Average                      7.47%          7.40%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*Since June 19, 1995.

Fees and Expenses
--------------------------------
United
Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of United Bond Fund.



   Shareholder Fees
  (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                        None
     Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None



   Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)
   Management Fees                              0.42%
   Distribution and Service (12b-1) Fee  s       None
   Other Expenses                               0.18%
   Total Annual Fund Operating Expenses         0.60%



  Example
This example is intended to help you compare the cost of investing in the Class Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year          $ 61
3 Years          $19
5 Years         $335
10 Years        $750

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

An
Overview
of the
Fund
--------------------------------
United
Income
Fund

<GRAPHIC OMITTED>

Goals

United Income Fund seeks, as a primary goal, the maintenance of current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth.

Principal Strategies
United Income Fund seeks to achieve its primary goal by investing primarily in the common stocks of large U.S. and foreign companies. WRIMCO looks for securities that have a record of paying regular dividends on common stock. In order to achieve its secondary goal of growth the Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. The Fund may invest in securities of any size company.


Principal Risks of Investing in the Fund
Because United Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

o WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small- or medium-sized companies may be greater than the market risk for large companies.

Also, investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest
United Income Fund is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performance
--------------------------------
United
Income
Fund

<GRAPHIC OMITTED>

The chart and table below show provide some indica- tion of the risks of investing in United Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and the life of the class compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class Y since these shares were first offered and shows how performance has varied from year to year.

o The table shows Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

 '96         '97        '98
20.53%      27.49%     24.27%
<GRAPHIC OMITTED>

In the period shown in the chart, the highest quarterly return was 18.76% (the second quarter of 1997) and the lowest quarterly return was -7.23% (the third quarter of 1998).


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


                                  1 Year     Life of Class*
   Class Y Shares of Income
   Fund                          24.27%         22.83%
   S&P 500 Index                 28.70%         28.64%
   Lipper Equity Income
   Fund Universe Average         10.89%         20.00%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*Since June 19, 1995.

Fees and Expenses
--------------------------------
United
Income
Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of United Income Fund.


   Shareholder Fees
   (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                        None
     Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None

   Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)
   Management Fees                              0.54%
   Distribution and Service (12b-1) Fee  s       None
   Other Expenses                               0.16%
   Total Annual Fund Operating Expenses         0.70%

Example
This example is intended to help you compare the cost of investing in the Class Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 Year               $ 72
   3 Years              $224
   5 Years              $390
   10 Years             $871

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

An
Overview
of the
Funds
--------------------------------
United Science
and
Technology Fund

<GRAPHIC OMITTED>

Goal

United Science and Technology Fund seeks long-term capital growth.

Principal Strategies
United Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the common stock of science and technology securities of U.S. and foreign companies. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size.

Principal Risks of Investing in the Fund
Because United Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o governmental regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small- to medium-sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management.

As well, stock of smaller companies may experience volatile trading and price fluctuations.

An investment by the Fund in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest
United Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed portfolio concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits with your investment objectives.

Performance
--------------------------------
United Science
and
Technology Fund

The chart and table below show provide some indication of the risks of investing in United Science and Technology Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and the life of the class compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class Y since these shares were first offered and shows how performance has varied from year to year.

o The table shows Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

        '97         '98
       7.43%       59.71%
<GRAPHIC OMITTED>

In the period shown in the chart, the highest quarterly return was 34.49% (the fourth quarter of 1998) and the lowest quarterly return was -15.14% (the first quarter of 1997).


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


                                   1 Year     Life of Class*
   Class Y Shares of Science
   and Technology Fund            59.71%         22.26%
   S&P 400 Index                  33.85%         29.24%
   Lipper Science and
   Technology Fund
   Universe Average               50.81%         22.42%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*Since February 27, 1996.

Fees and Expenses
--------------------------------
United Science

and
Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of United Science and Technology Fund.


   Shareholder Fees
   (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering
   price)                                        None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount invested)          None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends (and other
   Distributions)                                None
   Redemption Fees                               None
   Exchange Fee                                  None
   Maximum Account Fee                           None
             Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
   Management Fees                              0.59%
   Distribution and Service (12b-1) Fee  s       None
   Other Expenses                               0.20%
   Total Annual Fund Operating Expenses         0.79%



Example
This example is intended to help you compare the cost of investing in the Class Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 Year           $ 81
   3 Years          $252
   5 Years          $439
   10 Years         $978

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

The
Investment
Principles of
the Funds
--------------------------
United
Accumulative
Fund

<GRAPHIC OMITTED>

Investment Goals, Principal Strategies and
Other Investments

The primary goal of United Accumulative Fund is capital growth. As a secondary goal, the Fund seeks current income. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's goals. Generally, the Fund invests in stocks with large market capitalization that, in WRIMCO's opinion, have a slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee that the Fund will achieve its goals.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors, including:

o stability and predictability of earnings growth;

o acceleration of earnings and/or revenue;

o improvement in profitability; and

o potential turnaround opportunities.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash, debt securities (typically, of investment grade which means rated at least BBB by S&P and at least Baa by MIS) or preferred stock, or in common stocks that WRIMCO chooses because they are less volatile rather than for their growth potential. Taking a defensive position in any of these ways may reduce the potential for appreciation in the Fund's portfolio.

United
Bond Fund

<GRAPHIC OMITTED>

The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, non-investment grade securities, convertible securities and debt securities with warrants attached. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

o financial strength;

o cash flow;

o management;

o borrowing requirements; and

o responsiveness to changes in interest rates and business conditions.

The Fund may invest in "junk bonds" (rated below BBB by S&P or below Baa by MIS), which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

Also, the Fund can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

WRIMCO may also consider the maturity of the obligation and the size or nature of the bond issue.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. The Fund may:

o sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds;

o buy bonds with put options or exercise put options on bonds held; and

o buy money market instruments.

By taking a defensive position, the Fund's yield may be reduced.

United
Income Fund

<GRAPHIC OMITTED>

United Income Fund's primary goal is to maintain cur rent income subject to market conditions. As a secondary goal, the Fund seeks capital growth. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of income-producing securities, typically the stocks of large, high-quality U.S. companies that are well known and have been consistently profitable. There is no guarantee that the Fund will achieve its goals.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o dividend payment history;

o profitability record;

o history of improving sales and profits;

o management;

o leadership position in its industry; and

o stock price value.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or that a temporary defensive position is desirable, the Fund may seek to achieve its goals by investing up to all of its assets in debt securities (typically, investment grade) and preferred stocks. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio yield.

United Science
and
Technology Fund

<GRAPHIC OMITTED>

The goal of United Science and Technology Fund is long-term capital growth.
The Fund seeks to achieve this goal by investing primarily in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

o aerospace and defense electronics;

o biotechnology;

o business machines;

o cable and broadband access;

o communications and electronic equipment;

o computer software and services;

o computer systems;

o electronics;

o electronic media;

o internet and internet-related services;

o medical devices and drugs;

o medical and hospital supplies and services; and

o office equipment and supplies.

The Fund primarily owns common stock, however, it may also invest in preferred stock, debt securities and convertible securities.

WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than science or technology securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. Taking a defensive position, in any manner, may reduce the potential for appreciation in the Fund's portfolio.

<GRAPHIC OMITTED>

 All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goals. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, the Funds have limited exposure to derivative investments. You will find more information in the Statement of Additional Information ("SAI") about each Fund's permitted investments and strategies, as well as the restrictions that apply to them.

WRIMCO will generally sell a security if it determines that the security no longer presents sufficient appreciation or growth potential, falls short of WRIMCO's expectations, or WRIMCO believes there are alternative investment opportunities for the Funds.


Risk Considerations of Principal Strategies and Other Investments
Risks exist in any investment. Each Fund is subject to market risk, financial risk and, for United Bond Fund, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent the Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Funds own different types of investments, their performance will be affected by a variety of factors. In general, the value of each Fund's investments and the income it may generate will vary from day to day, generally due to changes in market conditions, interest rates and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

United Accumulative Fund and United Science and Technology Fund may each actively trade securities in seeking to achieve their goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Funds which may increase your taxable income.

Certain types of each Funds' authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds (bonds rated BB and below by S&P and Ba and below by MIS) pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.


Year 2000 and Euro Issues
Like other mutual funds, financial institutions and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by a Fund's other, major service providers. Although there can be no assurances, WRIMCO believes that these steps will be sufficient to avoid any adverse impact on any of the Funds. Similarly, the companies and other issuers in which a Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on a Fund.

Also, each Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Financial Highlights
--------------------------------
United

Accumulative
Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class Y share outstanding throughout each period:


                                                                                                                   For the
                                                                                                                    period
                                                                                                                     from
                                                                                    For the fiscal year            7/11/95*
                                                                                     ended December 31,            through

   Per-share Data                                                              1998       1997       1996         12/31/95
  Net asset value,
   beginning of period                                                         $7.77      $7.75      $7.78           $7.84
   -----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                                                      0.12       0.11       0.12            0.05
    Net realized and
    unrealized gain
    on investments                                                              1.59       2.14       0.82            0.87
   -----------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                                                   1.71       2.25       0.94            0.92
   -----------------------------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                                                          (0.12)     (0.10)     (0.12)          (0.06)
    From capital gains                                                         (1.08)     (2.13)     (0.85)          (0.92)
   -----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                         (1.20)     (2.23)     (0.97)          (0.98)
   -----------------------------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                                                   $8.28      $7.77      $7.75           $7.78
   -----------------------------------------------------------------------------------------------------------------------
   Total return                                                                22.79%     29.67%     12.27%          11.92%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                                                           $4         $4         $3              $1
   Ratio of expenses to
   average net assets                                                           0.75%      0.75%      0.74%           0.76%**
   Ratio of net
   investment income to
   average net assets                                                           1.21%      1.22%      1.45%           1.24%**
   Portfolio turnover rate                                                    373.78%    313.99%    240.37%         229.03%**

*Commencement of operations.

**Annualized.

Financial
Highlights
--------------------------------
United
Bond Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class Y share outstanding throughout each period:


                                                                                                                  For the
                                                                                                                   period
                                                                                                                    from
                                                                                    For the fiscal year           6/19/95*
                                                                                     ended December 31,           through

   Per-share Data                                                                1998      1997       1996       12/31/95
   Net asset value,
   beginning of period                                                           $6.32      $6.14      $6.34        $6.11
   ----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                                                        0.39       0.42       0.40         0.21
    Net realized and
    unrealized gain (loss)
    on investments                                                                0.07       0.17      (0.20)        0.22
   ----------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                                                     0.46       0.59       0.20         0.43
   ----------------------------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                                                            (0.39)     (0.41)     (0.40)       (0.20)
    From capital gains                                                           (0.00)     (0.00)     (0.00)       (0.00)
   ----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                           (0.39)     (0.41)     (0.40)       (0.20)
   ----------------------------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                                                     $6.39      $6.32      $6.14        $6.34
   ----------------------------------------------------------------------------------------------------------------------
   Total return                                                                   7.54%      9.91%      3.35%        7.20%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                                                             $6         $5        $12           $3
   Ratio of expenses to
   average net assets                                                             0.61%      0.64%      0.62%        0.63%**
   Ratio of net
   investment income to
   average net assets                                                             6.10%      6.48%      6.52%        6.41%**
   Portfolio turnover rate                                                       33.87%     35.08%     55.74%       66.38%**

*Commencement of operations.

**Annualized.

Financial Highlights
--------------------------------
United

Income Fund

The following information is to help you understand the financial performance of the Fund's Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class Y share outstanding throughout each period:


                                                                                                                  For the
                                                                                                                   period
                                                                                                                    from
                                                                                    For the fiscal year           6/19/95*
                                                                                     ended December 31,           through
   Per-share Data                                                              1998      1997       1996       12/31/95

   Net asset value,
   beginning of period                                                           $7.59      $6.58      $5.79        $5.55
   ----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                                                                        0.24       0.07       0.07         0.04
    Net realized and
    unrealized gain
    on investments                                                                1.66       1.73       1.11         0.42
   ----------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                                                     1.90       1.80       1.18         0.46
   ----------------------------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                                                            (0.23)     (0.07)     (0.07)       (0.04)
    From capital gains                                                           (1.74)     (0.72)     (0.32)       (0.18)
   ----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                           (1.97)     (0.79)     (0.39)       (0.22)
   ----------------------------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                                                     $7.52      $7.59      $6.58        $5.79
   ----------------------------------------------------------------------------------------------------------------------
   Total return                                                                  24.27%     27.49%     20.53%        8.45%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                                                           $399       $299       $151         $108
   Ratio of expenses to
   average net assets                                                             0.71%      0.72%      0.73%        0.74%**
   Ratio of net
   investment income to
   average net assets                                                             1.29%      0.85%      1.17%        1.36%**
   Portfolio turnover rate                                                       49.29%     33.59%     22.24%       17.59%**

*Commencement of operations.

**Annualized.

Financial
Highlights
--------------
United Science
and
Technology Fund

<GRAPHIC OMITTED>

The following information is to help you understand the financial performance of the Fund's Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1998, is included in the SAI, which is available upon request.

For a Class Y share outstanding throughout each period:


                                                                                                      For the
                                                                                For the   For the      period
                                                                                fiscal     fiscal       from
                                                                                 year       year      2/27/96*
                                                                                 ended     ended      through

   Per-share Data                                                              12/31/98   12/31/97  12/31/96
   Net asset value,
   beginning of period                                                           $6.74   $7.79          $8.02
   ----------------------------------------------------------------------------------------------------------
   Income from investment operations:
    Net investment loss                                                          (0.01)  (0.00)         (0.01)
    Net realized and
    unrealized gain
    on investments                                                                3.95    0.47           0.27
   ----------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                                                     3.94    0.47           0.26
   ----------------------------------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income                                                            (0.00)  (0.00)         (0.00)
    From capital gains                                                           (0.70)  (1.52)         (0.49)
   ----------------------------------------------------------------------------------------------------------
   Total distributions                                                           (0.70)  (1.52)         (0.49)
   ----------------------------------------------------------------------------------------------------------
   Net asset value, end
   of period                                                                     $9.98   $6.74          $7.79
   ----------------------------------------------------------------------------------------------------------
   Total return                                                                  59.71%   7.43%          3.25%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)                                                             $6      $4             $3
   Ratio of expenses to
   average net assets                                                             0.79%   0.85%          0.80%**
   Ratio of net
   investment loss to
   average net assets                                                            -0.12%  -0.01%         -0.12%**
   Portfolio turnover rate                                                       55.70%  87.68%         33.90%**

*Commencement of operations.

**Annualized.

Your
Account

<GRAPHIC OMITTED>

Class Y shares are designed for institutional investors or others investing through certain intermediaries. Class Y shares are available for purchase by:

o participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

Buying Shares
You may buy shares of the Funds through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed, Inc. financial advisor can help you with any questions you might have.

The price to buy a share of each Fund, called the offering price, is calculated every business day.

The offering price of a Class Y share (price to buy one Class Y share) is each Fund's Class Y net asset value ("NAV") per share.

To purchase by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed account application, to:

                             Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

You may also buy shares of certain of the Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy shares.

In the calculation of a Fund's Class Y NAV:

o The securities in each Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

A Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o All of your purchases must be made in U.S. dollars.

o If you buy shares by check and then sell those shares by any method other than by exchange to another Fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Funds do not issue certificates representing Class Y shares of the Funds.


o If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase Fund shares at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.


Minimum Investments

  To Open an Account
  For a government entity or                 $10 million
  authority or for a corporation:     (within first twelve months)
  For other investors:                         Any amount

Adding to Your Account
You can make additional investments of any amount at any time.

To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of a Fund to:

                             Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through these firms.

Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV per share.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                             Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed, Inc. will send a check to the address on the account.

Special Requirements for Selling Shares

 Account Type             Special Requirements
                          The written instructions must be signed by a

 Retirement Account       properly authorized person.
                          The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name

Trust                    is not in the account registration, provide a
                          currently certified copy of the trust document. At least one person authorized by corporate
 Business or Organization resolution to act on the account must sign the written instructions.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Fund shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Fund shares at that day's price.

A Fund may require a signature guarantee in certain situations such as:

o a redemption request made by a corporation, partnership or fiduciary;

o a redemption request made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.


Telephone Transactions
The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o Obtain information about your accounts;

o Obtain price information about other funds in the United Group; or

o Request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.


Distributions and Taxes
Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, the Fund distributes net investment income at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income are generally taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) may be taxable at different rates depending on how long the Fund held the assets generating the gains, but generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. Each Fund must withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for shareholders subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by United Bond Fund and United Income Fund (and, to a lesser extent, the other Funds) attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since 1940 or the inception of the company, whichever was later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Antonio Intagliata is primarily responsible for the management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by WRIMCO since February 1979 and has been an employee of WRIMCO since June 1973.

James C. Cusser is primarily responsible for the management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

Russell E. Thompson and James D. Wineland are primarily responsible for the management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1992 to March 1998, Mr. Thompson was Senior Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Thompson has served as the portfolio manager for investment companies managed by WRIMCO since January 1976, and has been an employee of WRIMCO since March 1971.

Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of WRIMCO since November 1984.

Abel Garcia is primarily responsible for the management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1988 to March 1998, Mr. Garcia was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Garcia has been an employee of WRIMCO since August 1983.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee of each Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on each Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and United Accumulative Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee is a determined on the basis of the combined net asset values of all the funds in the United Group at the annual rates shown in the following table and then allocated pro rata to the Fund based on its relative net assets.



                   Group Fee Rate

  Group Net Asset Level         Annual Group Fee Rate
(all dollars in millions)          For Each Level
  From $0 to $750                    .51 of 1%
  From $750 to $1,500                .49 of 1%
  From $1,500 to $2,250              .47 of 1%
  From $2,250 to $3,000              .45 of 1%
  From $3,000 to $3,750              .43 of 1%
  From $3,750 to $7,500              .40 of 1%
  From $7,500 to $12,000             .38 of 1%
  Over $12,000                       .36 of 1%

The combined net asset values of all of the funds in the United Group were approximately $21.0 billion as of December 31, 1998.

For the fiscal year ended December 31, 1998, management fees for each Fund as a percent of each Fund's net assets were as follows: United Bond Fund 0.42%, United Income Fund 0.54%, United Accumulative Fund 0.54%, United Science and Technology Fund 0.59%.

United
Funds, Inc.

Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts
 Avenue, N.W.
Washington, D.C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Avenue
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
 Management Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

<GRAPHIC OMITTED>

UNITED FUNDS, INC.

You can get more information about the Funds in--

o the Statement of Additional Information (SAI) dated April 15, 1999, which contains detailed information about each Fund, particularly its investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o the Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is: 811-2552.


--------------------------------------------------------------------------------

<GRAPHIC OMITTED>


                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas 66201-9217
                  (913) 236-2000, (800) 366-5465

                  printed on recycled paper                      NUP1000(4-99)

                               UNITED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                                  (913) 236-2000
                                                  (800) 366-5465

                                 April 15, 1999



                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Funds, Inc. (the "Corporation") dated April 15, 1999, which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                                TABLE OF CONTENTS

         Performance Information .........................................    2

         Investment Strategies, Policies and Practices....................    5

         Investment Management and Other Services ........................   40

         Purchase, Redemption and Pricing of Shares ......................   46

         Directors and Officers ..........................................   62

         Payments to Shareholders ........................................   69

         Taxes ...........................................................   70

         Portfolio Transactions and Brokerage ............................   75

         Other Information ...............................................   78

         Appendix A.......................................................   80

         Financial Statements ............................................   87

         United Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on February 21, 1974, as a successor to a Delaware corporation which commenced operations in 1940.

                             PERFORMANCE INFORMATION

         Waddell & Reed, Inc., the Corporation's underwriter, or the Corporation may, from time to time, publish for one or more of the four Funds total return information, yield information and/or performance rankings in advertisements and sales materials.


Total Return

         Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of a Fund is:

              n
      P(1 + T)  = ERV

     Where :  P = $1,000 initial payment
              T = Average annual total return
              n = Number of years
            ERV = Ending redeemable value of the $1,000
                  investment for the periods shown.

         Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

         The average annual total return quotations for Class A shares with sales load deducted as of December 31, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                 One-year                   Five-year            Ten-year
                                                period from                period from          period from
                                                 1-1-98 to                  1-1-94 to            1-1-89 to
                                                 12-31-98                   12-31-98             12-31-98
                                                -----------                -----------          -----------
United Accumulative Fund                           15.57%                     17.67%               14.82%
United Bond Fund                                    1.10%                      5.40%                8.04%
United Income Fund                                 16.90%                     17.93%               16.56%
United Science and
     Technology Fund                               50.15%                     24.37%               19.75%

         The average annual total return quotations for Class A shares without sales load deducted as of December 31, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                 One-year                   Five-year            Ten-year
                                                period from                period from          period from
                                                 1-1-98 to                  1-1-94 to            1-1-89 to
                                                 12-31-98                   12-31-98             12-31-98
                                                -----------                -----------          -----------
United Accumulative Fund                           22.62%                     19.07%               15.50%
United Bond Fund                                    7.27%                      6.65%                8.69%
United Income Fund                                 24.02%                     19.33%               17.26%
United Science and
     Technology Fund                               59.31%                     25.85%               20.47%

         Prior to October 1, 1993, United Science and Technology Fund was named United Science and Energy Fund, and its investment policies related to investments in science and energy securities rather than science and technology securities.

         Prior to June 17, 1995, each Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Funds have been available for certain institutional investors.

         The total return quotations for Class Y shares as of December 31, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                 One year
                                                  period                               Period from
                                                   ended                              inception* to
                                             December 31, 1998                      December 31, 1998
                                              --------------                         --------------
United Accumulative Fund                           22.79%                                 22.08%
United Bond Fund                                    7.54%                                  7.92%
United Income Fund                                 24.27%                                 22.83%
United Science and
     Technology Fund                               59.71%                                 22.26%

* United Income Fund and United Bond Fund commenced selling Class Y shares on June 19, 1995, United Accumulative Fund commenced selling Class Y shares on July 11, 1995 and United Science and Technology Fund commenced selling Class Y shares on February 27, 1996.

         A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


Yield

         A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

    Yield =       2((((a - b)/cd)+1)6  -1)

Where, with respect to a particular class of a Fund:
              a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements).
              c = the average daily number of shares of the class
                  outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share of the class on the last day of the period.

         The yield for United Bond Fund Class A shares computed according to the formula for the 30-day period ended on December 31, 1998, the date of the most recent balance sheet included in this SAI, is 4.91%. The yield for United Bond Fund Class Y shares computed according to the formula for the 30-day period ended on December 31, 1998, the date of the most recent balance sheet included in this SAI, is 5.65%.

         Change in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


Performance Rankings


         Waddell & Reed, Inc. or the Corporation also may, from time to time, publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or

Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

         All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.


                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Funds.


United Science and Technology Fund

         As described in the Prospectus, the portfolio of United Science and Technology Fund emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs.

United Bond Fund

         This Fund may not purchase any securities other than debt securities if after such purchase more than 10% of the value of the Fund's total assets would consist of such other securities. This 10% limit does not include (i) any securities required to be sold as promptly as practicable after conversion of convertible debt securities or exercise of warrants, as set forth below, or (ii) premiums paid or received by the Fund as to those put and call options that this Fund is permitted to use, the value of any put or call options or futures contracts held by it or the amount of initial or variation margin deposits as to those puts, calls or futures contracts that it is permitted to use. The debt securities that the Fund may purchase may include convertible debt securities and debt securities with warrants attached. The Fund may convert convertible debt securities and exercise warrants provided that, if as a result of conversion or exercise and/or as a result of warrants becoming separately salable more than 10% of the value of the Fund's total assets consists of non-debt securities, sufficient non-debt securities will be sold as promptly as practicable to reduce the percentage of such non-debt securities held by the Fund to 10% or less of its total assets, less the amounts set forth in (ii) above. Any such sale shall be made with due regard for losses that might result from an unduly hasty disposition. A debt security may not be purchased if, at the time of purchase, it is in default in the payment of interest or if there is less than $1,000,000 principal amount outstanding.

         In selecting debt securities for the portfolio of this Fund, consideration will be given to their yield; this yield would include the yield to maturity in the case of debt securities purchased at a discount. Consideration will also be given to the relative safety of debt securities purchased and, in the case of convertible debt securities, the possibility of capital growth.

         Among the other debt securities in which the Fund may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits ("Insured Deposits"), currently to the extent of $100,000 per bank. Insured Deposits are not marketable, and the Fund will invest in them only within the 10% limit mentioned below under "Investment Restrictions and Limitations" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.


Securities - General

         The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stock that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

         Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         Each of the Funds may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk.

Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

         Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

         Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


Specific Securities and Investment Practices

     U.S. Government Securities

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. United Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

         U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

         Each of the Funds may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Fund otherwise might not have done so.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

     Mortgage-Backed  and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         Each Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal(s) and investment policies.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

         For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

     Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Indexed Securities

         Each Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

         Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Foreign Securities and Currency

         Each of the Funds may invest in the securities of foreign issuers, including depository receipts. In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depository receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are more recently developed receipts designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

         WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies
- Forward Currency Contracts" below.

     Restricted Securities

         Each of the Funds may purchase restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on an exchange and may be less liquid than listed securities. Certain restricted securities, for example, Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."

     Investment Company Securities

         Each Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Lending Securities

         Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Each of the Funds makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

         Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"), and a Fund will not lend more than 10% of its assets at any one time. This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current securities lending procedures, each Fund may lend securities only to creditworthy broker-dealers and financial institutions deemed creditworthy by WRIMCO. Each Fund will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities lent, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent goes up, risks of delay in recovering the securities lent or even loss of rights in the collateral should the borrower of the securities fail financially.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be lent; (ii) the investment of cash collateral; or
(iii) voting rights.

     Repurchase Agreements

         Each of the Funds may purchase securities subject to repurchase agreements if as a result no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days). See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Funds' custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

     When-Issued and Delayed-Delivery Transactions

         Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

     Warrants and Rights

         Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

     Illiquid Investments

         Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

   (ii)   securities for which market quotations are not readily available;

  (iii)   over-the-counter ("OTC") options and their underlying collateral;

   (iv) bank deposits unless they are payable at principal plus accrued interest on demand or within seven days after demand;

     (v) restricted securities not determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors;

   (vi)   non-government stripped fixed-rate mortgage-backed securities; and

  (vii)   securities involved in swap, cap, collar and floor transactions.

         The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Options, Futures and Other Strategies

         General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value.

         Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund is authorized to invest in foreign securities it may purchase and sell foreign currency derivatives.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal(s) and permitted by the Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.

These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

         (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put which the Funds may purchase is an "optional delivery standby commitment" which is entered into by parties selling debt securities to a Fund. An optional delivery standby commitment gives a Fund purchasing the security the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related instrument. Each of the Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier is the closing level is less than the exercise price.

         Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of its writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies also can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

         Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index future may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         As an operating policy, to the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         Foreign Currency Hedging Strategies--Special Considerations. Each Fund may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         Each Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the

U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euros' value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Each Fund also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

         Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

         Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Collars and Floors. Each of the Funds may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Corporation's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


Investment Restrictions and Limitations

         Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal(s), cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. A Fund may not:

         (i) Buy real estate nor any nonliquid interests in real estate investment trusts;

        (ii) Buy shares of other investment companies that redeem their shares. A Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of the total assets of the four Funds in these shares;

      (iii) Lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities and other obligations consistent with their respective goals and their other investment policies and restrictions; they may also lend their portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

        (iv) Invest for the purpose of exercising control or management of other companies;

         (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

        (vi) Sell securities short (unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

      (vii) Engage in the underwriting of securities, that is, the selling of securities for others;

     (viii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act, if immediately after and as a result of such purchase, (a) the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of a Fund's total assets, or (b) a Fund owns more than 10% of the outstanding voting securities of such issuer; United Income Fund, United Accumulative Fund and United Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

        (ix) Purchase or sell physical commodities; however, this policy shall not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

         (x)      Borrow money; or

        (xi)      Issue senior securities.

         The following investment restrictions are not fundamental and may be changed by the Board of Directors without approval of the shareholders of the affected Fund:

         (i) At least 65% of United Bond Fund's total assets will be invested during normal market conditions in bonds.

        (ii) United Accumulative Fund, United Income Fund and United Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result, more than 5% of its assets would consist of such investments. United Bond Fund does not intend to invest in non-investment grade debt securities if, as a result, more than 20% of its assets would consist of such investments.

       (iii) Each Fund may not invest more than 20% of its net assets in foreign securities.

       (iv) Each Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

        (v) Each Fund does not currently intend to invest more than 5% of its assets in the securities of other investment companies.

       (vi) Each Fund, other than United Science and Technology Fund, does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

         An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

         The portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1998 and December 31, 1997 were as follows:

                                                   1998        1997
                                                   ----        ----
United Accumulative Fund .....................   373.78%      313.99%
United Bond Fund .............................    33.87%       35.08%
United Income Fund ...........................    49.29%       33.59%
United Science and
     Technology Fund .........................    55.70%       87.68%

         A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

         The Corporation has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Corporation's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Corporation's underwriter.

         The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


Waddell & Reed Financial, Inc.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy

Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which Target/United Funds, Inc. is the underlying investment vehicle.


Shareholder Services

         Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Accounting Services

         Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides each Fund with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Payments by the Corporation for Management, Accounting and Shareholder Services

         Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus.

         The management fees paid to WRIMCO for each Fund during the last three fiscal years were as follows:

                                                  1998           1997          1996
                                                  ----           ----          ----
United Accumulative Fund ...............   $ 9,490,941    $ 8,111,304   $ 6,879,322
United Bond Fund .......................     2,284,751      2,221,667     2,344,627
United Income Fund .....................    39,808,311     32,837,940    25,277,033
United Science and Technology
     Fund ..............................     7,557,688      5,997,091     5,667,206
                                           -----------     ----------   -----------
     Total .............................   $59,141,691    $49,168,002   $40,168,188
                                           ===========    ===========    ==========

         For purposes of calculating the daily fee, the Corporation does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Corporation. The Corporation accrues and pays this fee daily.

         Under the Shareholder Servicing Agreement, with respect to Class A shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Corporation also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

         Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                 Average
             Net Asset Level                          Annual Fee
         (all dollars in millions)                Rate for Each Fund
         ------------------------                 ------------------

         From $     0 to $    10                       $      0
         From $    10 to $    25                       $ 10,000
         From $    25 to $    50                       $ 20,000
         From $    50 to $   100                       $ 30,000
         From $   100 to $   200                       $ 40,000
         From $   200 to $   350                       $ 50,000
         From $   350 to $   550                       $ 60,000
         From $   550 to $   750                       $ 70,000
         From $   750 to $ 1,000                       $ 85,000
              $ 1,000 and Over                         $100,000

         Fees paid to the Agent for the fiscal years ended December 31, 1998, 1997 and 1996 were as follows:

                                                   1998       1997       1996
                                                   ----       ----       ----
United Accumulative Fund ...........           $100,000   $100,000   $100,000
United Bond Fund ...........................     61,667     60,000     61,667
United Income Fund .........................    100,000    100,000    100,000
United Science and
     Technology Fund .......................    100,000     93,750     88,750

         Since the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Corporation's Directors and officers who are affiliated with WRIMCO and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

         Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Corporation's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Corporation. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended December 31, 1998, 1997 and 1996 were $33,372,169, $28,736,826 and
$26,543,939, respectively, and the amounts retained by Waddell & Reed, Inc. were $13,986,977, $12,109,175 and $11,396,996, respectively.

         A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

         The Corporation pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

         Under a Distribution and Service Plan for Class A shares (the "Class A Plan") adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay Waddell & Reed, Inc., the principal underwriter for the Corporation, a fee not to exceed .25% of each Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.

         Waddell & Reed, Inc. offers each Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including cost for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. For its fiscal year ended December 31, 1998, service and distribution fees paid (or accrued) with respect to Class A shares were as follows:

                                            Service        Distribution
                                              Fee               Fee
                                            -------       ------------
United Accumulative Fund                 $ 3,666,444       $160,493
United Bond Fund                           1,167,287         49,734
United Income Fund                        14,667,355        650,530
United Science and Technology
     Fund                                  2,896,641        139,285

         To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to each Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit a Fund and its Class A shareholders through Waddell & Reed, Inc.'s activities not only to distribute the Fund's Class A shares but also to provide personal services to Class A shareholders and thereby, promote the maintenance of their accounts with the Fund. The Corporation anticipates that Class A shareholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of a Fund, through increased sales or reduced redemptions, or a combination of these, and reducing the Fund and class expenses of a Class A shareholder. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of Class A shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Corporation anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to a Fund and the Class A shareholders.

         The Plan was approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of each Fund.

         Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Corporation at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of that Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.


Custodial and Auditing Services

         The custodian for the four Funds is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Corporation's independent auditors, audits each Fund's financial statements.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

         The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

         Class A shares of the Funds are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of December 31, 1998 was as follows:

   United Accumulative Fund

       Net asset value per Class A share (Class A net assets divided by Class A shares outstanding) ............................................  $8.28
       Add:  selling commission (5.75% of offering
            price) ..................................................    .51
                                                                       -----
       Maximum offering price per Class A share
            (Class A net asset value divided by 94.25%) .............  $8.79
                                                                       =====

   United Bond Fund

       Net asset value per Class A share (Class A net assets divided by Class A shares
            outstanding) ...........................................   $6.39
       Add:  selling commission (5.75% of offering
            price) .................................................     .39
                                                                       -----
       Maximum offering price per Class A share
            (Class A net asset value divided by 94.25%) ............   $6.78
                                                                       =====

   United Income Fund

       Net  asset value per Class A share (Class A net assets divided by Class
            A shares outstanding) ..................................   $7.52
       Add:  selling commission (5.75% of offering
            price) .................................................     .46
                                                                      ------
       Maximum offering price per Class A share
            (Class A net asset value divided by 94.25%) ............   $7.98
                                                                      ======

   United Science and Technology Fund

       Net  asset value per Class A share (Class A net assets divided by Class
            A shares outstanding) ................................... $ 9.91
       Add:  selling commission (5.75% of offering
            price) ..................................................    .60
                                                                      ------
       Maximum offering price per Class A share
            (Class A net asset value divided by 94.25%) ............. $10.51
                                                                      ======

         The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a document called a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

         Waddell & Reed, Inc. need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

         The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

         The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

         When a Fund writes a put or call, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount that Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

         Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Corporation's Board of Directors. They are accounted for in the same manner as exchange-listed puts.


Minimum Initial and Subsequent Investments

         For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


Reduced Sales Charges (Applicable to Class A Shares only)

     Account Grouping

         Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases \ under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.  Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

    Examples:

    A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

    B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

    C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

    D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

         All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

         All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

         Account grouping as described above is available under the following circumstances.

     One-time Purchases

         A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     Rights of Accumulation

         If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

         If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

     Statement of Intention

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

         A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

         The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the

Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

         A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

         With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

         Statements of Intention are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

     Other Funds in the United Group

         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in a Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Holders of an uncompleted (i) United Income Investment Program, (ii) United Periodic Investment Plan to Acquire United Accumulative Fund Shares of United Funds, Inc., or (iii) United Periodic Investment Plan to Acquire United Science Fund Shares of United Funds, Inc. (each a "Program") on May 30, 1996, with a face amount of less that $12,000, may purchase Class A shares of the Fund corresponding to such Program (i.e., United Income Fund, United Accumulative Fund, or United Science and Technology Fund, respectively) at net asset value, up to the amount representing the unpaid balance of such Program, if the purchase order is so designated.

Net Asset Value Purchases of Class A Shares

         As stated in the Prospectus, Class A shares of a Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

         Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

         Any holder of an uncompleted Program on May 30, 1996, may purchase Class A shares of the Fund corresponding to such Program at NAV, up to the amount representing the unpaid balance of the Program, if the purchase order is so designated. In addition, any person who was a holder of a Program on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Program at NAV up to the amount representing partial Program withdrawals outstanding on May 30, 1996, provided the purchase order is so designated.

         Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reasons for Differences in Public Offering Price of Class A Shares

         As described herein and in the Prospectus for the Class A shares, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Flexible Withdrawal Service for Class A Shareholders

         If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of a Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

         To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000.
The value for this purpose is the value at the offering price.

         You can choose to have your shares redeemed to receive:

         1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

         Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

         If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Corporation can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

     Class A Share Exchanges

           Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

         You may exchange Class A shares you own in another fund in the United Group for Class A shares of a Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

         United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Funds only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or
(ii) the shares have been held from the date of the original purchase for at least six months.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of a Fund or any other fund in the United Group. The Class A shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

     Class Y Share Exchanges

         Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

     General Exchange Information

         When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

         These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.


Retirement Plans

         As described in the Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of a Fund (or shares of certain other funds in the United Group).

         Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

         An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

         Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

         Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

         Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

         Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

         457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

         TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

         401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

         More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters.
Investors should consult their tax adviser or pension consultant.


Redemptions

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Reinvestment Privilege

         The Prospectus discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of a Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of that Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of that Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.


Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.


                             DIRECTORS AND OFFICERS

         The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors is not affiliated with Waddell & Reed, Inc.

         The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds,

Target/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Corporation's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
         Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
         Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
         President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California  94025
         President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
         First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
         General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
         Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
         President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of the Fund and each of the other funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
         Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
         Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
         Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
         Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
         Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
         Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth:
January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
         Retired.  Date of birth:  August 7, 1935.

Helge K. Lee
         Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard
         Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

James C. Cusser
         Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Kidder Peabody & Company. Date of birth: May 30, 1949.

Abel Garcia
         Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 28, 1949.

John M. Holliday
         Vice President of the Corporation and nine other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Antonio Intagliata
         Vice President of the Corporation; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: February 7, 1938.

Russell E. Thompson
         Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell and Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: March 3, 1940.

James D. Wineland
         Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: September 25, 1951.

         The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

         The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

         The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

         The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group , Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

         During the Corporation's fiscal year ended December 31, 1998, the Corporation's Directors received the following fees for service as a director:

                               Compensation Table

                                         Total
                                       Aggregate              Compensation
                                     Compensation           From Corporation
                                         From                   and Fund
Director                              Corporation               Complex*
--------                             ------------             ------------

Robert L. Hechler                       $     0                  $     0
Henry J. Herrmann                             0                        0
Keith A. Tucker                               0                        0
James M. Concannon                       27,380                   57,500
John A. Dillingham                       27,380                   57,500
David P. Gardner                          6,945                   14,500
Linda K. Graves                          27,380                   57,500
Joseph Harroz, Jr.                        5,813                   12,000
John F. Hayes                            27,380                   57,500
Glendon E. Johnson                       26,913                   56,500
William T. Morgan                        27,380                   57,500
Ronald C. Reimer                          5,813                   12,000
Frank J. Ross, Jr.                       27,380                   57,500
Eleanor B. Schwartz                      27,380                   57,500
Frederick Vogel III                      27,380                   57,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.

         Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.


Shareholdings

         As of March 31, 1999, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of March 31, 1999, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.

                                                                          Shares owned
Name and Address                                Series and                Beneficially
of Beneficial Owner                                Class                  or of Record          Percent
-------------------                             ----------                ------------          -------

The Northern Trust                          Income Fund
     Company TTEE                                Class Y                  16,222,322             37.65%
FBO USX Corporation
     Savings Plan
P. O. Box 92956
Chicago IL 60675-2956

UMBSC & Co                                  Income Fund
FBO Interstate Brands                            Class Y                  15,438,566             35.83
Unit Elec
PO Box 419260
Kansas City MO  64141

William L Madison                           Income Fund
     Trustee                                     Class Y                      38,641              5.45%
CPSP Johnson Madison LMB Co
FBO Unallocated Assets                      Accumulative Fund
Qualified Profit                                 Class Y                      25,030              5.30%
     Sharing Plan
2813 5th Ave S                              Bond Fund
Great Falls MT 59405-3142                        Class Y                      31,329              8.56%

Mac & Co                                    Income Fund
Mutual Funds Operations                          Class Y                   5,419,879             12.58
PO Box 3198
Pittsburgh PA  15230

Waddell & Reed                              Science and Technology Fund
     Financial, Inc.                             Class Y                     368,873             52.06%
401(k) and Thrift Plan
6300 Lamar Avenue                           Accumulative Fund
Overland Park KS  66201                          Class Y                     201,017             42.12%

                                            Bond Fund
                                                 Class Y                      74,153             21.19%


                                       68

Compass Bank Tr                             Science and Technology Fund
Profit Sharing Plan                              Class Y                     279,525             39.45
FBO Torchmark Corp Svgs & Invest Pl
15 20th St S FL 8                           Accumulative Fund
Birmingham AL  35233-2000                        Class Y                     145,786             30.89%
                                            Bond Fund
                                                 Class Y                     129,382             35.36%

Fiduciary Trust Co NH TR                    Accumulative Fund
Corporate Money Pension                          Class Y                      28,929              6.13%
 Plan
Okanogan County Hospital                    Bond Fund
  District 3                                     Class Y                      57,899             15.82%
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA 98841

Waddell & Reed
     Investment Management                  Accumulative Fund
Deferred Compensation                            Class Y                     477,212             12.80%
     Account
P. O. Box 29217                             Bond Fund
Shawnee Mission                                  Class Y                      51,845             14.82%
     KS 66201-9217


                            PAYMENTS TO SHAREHOLDERS


General

         There are three sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from proceeds received from a Fund's sale of securities at a price higher than the Fund's basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions.

         The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

         Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital loss). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

         Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.


Choices you have on your Dividends and Distributions

         On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of that Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors. The record date is the date used to determine which shareholders are entitled to receive a dividend or distribution; investors who own shares on that date are so entitled.

         Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of that Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.


                                      TAXES


General

         Each Fund (which is treated as a separate entity for these purposes) has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and distributions declared by a Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits each Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

         Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.


Foreign Currency Gains and Losses

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain options, futures contracts and forward currency contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

         If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Zero Coupon and Payment-in-Kind Securities

         Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

         To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

         The Corporation may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid by each of the Funds during the fiscal years ended December 31, 1998, 1997 and 1996. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                                  1998           1997           1996
                                           -----------     ----------     ----------
United Accumulative Fund ...............   $10,437,061      8,215,119      6,157,885
United Bond Fund .......................             0              0              0
United Income Fund .....................     5,537,850      4,447,377      2,444,984
United Science and
     Technology Fund ...................       777,363        968,118        438,029
                                           -----------     ----------     ----------
Total ..................................   $16,749,274    $13,630,614     $9,040,898
                                           ===========     ==========     ==========

         The next table shows for each Fund's last fiscal year the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                                                Amount of             Brokerage
                                                             Transactions           Commissions
                                                           --------------            ----------
United Accumulative Fund ....................             $ 6,659,151,988           $ 7,382,565
United Bond Fund ............................                         ---                   ---
United Income Fund ..........................               3,861,041,722             4,217,519
United Science and Technology Fund ..........                 432,862,203               514,668
                                                           --------------            ----------
     Total ..................................             $10,953,055,913           $12,114,752
                                                           ==============            ==========

         As of December 31, 1998, United Bond Fund owned securities of Salomon Inc. in the amount of $4,998,300. Salomon Inc. is a regular broker of the Fund.

         The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                                OTHER INFORMATION

The Shares of the Four Funds

         The shares of each of the four Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

         Each Fund offers two classes of its shares: Class A and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of that Fund. Shares are fully paid and nonassessable when purchased.

         The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

         Each share (regardless of class) has one vote. All shares of each of the Funds vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

         Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of all of the four Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

                                   APPENDIX A

         The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Description of preferred stock ratings

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.       Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

         BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C -- A preferred stock rated C is a non-paying issue.

         D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

         Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Preferred stock rating symbols and their definitions are as follows:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 4.44%
   Dow Capital B.V.,
      9.0%, 5-15-2010 .....................................................          $  5,000             $   6,175,300
   Dow Chemical Company (The),
      8.55%, 10-15-2009 ...................................................             5,000                 5,979,100
   Procter & Gamble Company (The),
      8.0%, 9-1-2024 ......................................................            10,000                12,568,600
      Total ...............................................................                                  24,723,000

Communication - 3.73%
   Bell Telephone Company of Pennsylvania (The),
      8.35%, 12-15-2030 ...................................................             5,000                 6,509,250
   BellSouth Telecommunications, Inc.,
      5.85%, 11-15-2045 ...................................................             3,000                 3,044,550
   Jones Intercable, Inc.,
      9.625%, 3-15-2002 ...................................................             2,500                 2,693,750
   Tele-Communications, Inc.,
      6.58%, 2-15-2005 ....................................................             7,500                 8,519,475
      Total ...............................................................                                  20,767,025

Depository Institutions - 12.60%
   AmSouth Bancorporation,
      6.75%, 11-1-2025 ....................................................             6,000                 6,280,020
   Chevy Chase Savings Bank, F.S.B.,
      9.25%, 12-1-2005 ....................................................             1,500                 1,500,000
   Citicorp,
      9.5%, 2-1-2002 ......................................................             4,500                 4,994,145
   First Union Corporation:
      6.824%, 8-1-2026 ....................................................             7,500                 8,308,200
      6.55%, 10-15-2035 ...................................................             4,500                 4,740,255
   Kansallis-Osake-Pankki,
      10.0%, 5-1-2002 .....................................................             6,000                 6,745,200
   NBD Bank, National Association,
      8.25%, 11-1-2024 ....................................................             6,000                 7,355,400
   NationsBank Corporation,
      8.57%, 11-15-2024 ...................................................             5,000                 6,226,450
   Riggs National Corporation,
      8.5%, 2-1-2006 ......................................................             6,000                 6,245,040


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Depository Institutions (Continued)
   SouthTrust Bank of Alabama, National Association:
      5.58%, 2-6-2006 .....................................................          $  5,500             $   5,468,155
      7.69%, 5-15-2025 ....................................................             5,000                 5,893,250
   Sovereign Bancorp, Inc.,
      8.0%, 3-15-2003 .....................................................             2,000                 2,006,000
   Wachovia Corporation,
      6.605%, 10-1-2025 ...................................................             4,250                 4,431,645
      Total ...............................................................                                  70,193,760

Electric, Gas and Sanitary Services - 8.43%
   Cajun Electric Power Cooperative, Inc.,
      8.92%, 3-15-2019 ....................................................             6,500                 6,892,860
   California Infrastructure and Economic Development
      Bank, Special Purpose Trust:
      PG&E-1,
      6.42%, 9-25-2008 ....................................................             5,000                 5,152,100
      SCE-1,
      6.38%, 9-25-2008 ....................................................             5,000                 5,188,500
   Cleveland Electric Illuminating Co. (The),
      9.5%, 5-15-2005 .....................................................             4,000                 4,368,040
   El Paso Electric Company,
      7.25%, 2-1-99 .......................................................             2,250                 2,251,823
   Entergy Arkansas, Inc.,
      7.5%, 8-1-2007 ......................................................             3,750                 3,891,600
   Niagara Mohawk Power Corporation:
      9.5%, 6-1-2000 ......................................................             1,500                 1,573,365
      7.375%, 7-1-2003 ....................................................             3,000                 3,079,290
   Pacific Gas & Electric Co.,
      6.875%, 12-1-99......................................................             4,750                 4,755,747
   Pennsylvania Power & Light Co.,
      9.25%, 10-1-2019 ....................................................             4,000                 4,277,960
   Southern Company Capital Trust I,
      8.19%, 2-1-2037......................................................             5,000                 5,528,850
      Total ...............................................................                                  46,960,135

Fabricated Metal Products - 0.51%
   Mark IV Industries, Inc.,
      7.5%, 9-1-2007 ......................................................             3,000                 2,857,500

Food and Kindred Products - 3.77%
   Anheuser-Busch Companies, Inc.,
      7.0%, 9-1-2005 ......................................................             3,000                 3,169,350
   Coca-Cola Enterprises Inc.:
      0.0%, 6-20-2020 .....................................................            45,000                12,040,650
      6.7%, 10-15-2036 ....................................................             5,500                 5,823,675
      Total ...............................................................                                  21,033,675


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.39%
   Kroger Co. (The),
      7.65%, 4-15-2007 ....................................................         $   2,000             $   2,192,060

General Merchandise Stores - 0.70%
   Fred Meyer, Inc.,
      7.15%, 3-1-2003 .....................................................             3,750                 3,901,425

Health Services - 1.58%
   Tenet Healthcare Corporation:
      7.875%, 1-15-2003 ...................................................             3,500                 3,570,000
      8.625%, 12-1-2003 ...................................................             5,000                 5,237,500
      Total ...............................................................                                   8,807,500

Holding and Other Investment Offices - 0.52%
   Bay Apartment Communities, Inc.,
      6.5%, 1-15-2005 .....................................................             3,000                 2,916,240

Instruments and Related Products - 0.69%
   Raytheon Co.,
      6.45%, 8-15-2002 ....................................................             3,750                 3,846,075

Insurance Carriers - 0.56%
   Reliance Group Holdings, Inc.,
      9.0%, 11-15-2000 ....................................................             3,000                 3,124,650

Nondepository Institutions - 9.69%
   Asset Securitization Corporation,
      7.49%, 4-14-2029 ....................................................             6,000                 6,474,120
   CHYPS CBO 1997-1 Ltd.,
      6.72%, 1-15-2010 (A) ................................................             8,500                 8,539,865
   Chrysler Financial Corporation,
      12.75%, 11-1-99 .....................................................             9,000                 9,545,760
   Equicon Loan Trust,
      7.3%, 2-18-2013 .....................................................             4,571                 4,661,763
   General Motors Acceptance Corporation,
      8.875%, 6-1-2010 ....................................................             5,500                 6,883,580


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
   IMC Home Equity Loan Trust,
      6.9%, 1-20-2022 .....................................................          $  4,500              $  4,536,540
   National Rural Utilities Cooperative Finance Corp.,
      6.1%, 12-22-2000 ....................................................             4,000                 4,059,600
   Residential Asset Securities Corporation,
      Mortgage Pass-Through Certificates,
      8.0%, 10-25-2024 ....................................................             4,000                 4,076,880
   Westinghouse Electric Corporation,
      8.875%, 6-14-2014 ...................................................             4,500                 5,221,980
      Total ...............................................................                                  54,000,088

Oil and Gas Extraction - 2.77%
   Anadarko Petroleum Corporation,
      7.25%, 3-15-2025 ....................................................             5,000                 5,183,950
   Mitchell Energy & Development Corp.,
      9.25%, 1-15-2002 ....................................................               165                   175,621
   Oryx Energy Company,
      10.0%, 4-1-2001 .....................................................             3,500                 3,769,220
   Pemex Finance Ltd.,
      5.72%, 11-15-2003 (A) ...............................................             2,500                 2,496,625
   YPF Sociedad Anoima,
      8.0%, 2-15-2004 .....................................................             4,000                 3,800,000
      Total ...............................................................                                  15,425,416

Paper and Allied Products - 1.21%
   Boise Cascade Office Products Corporation,
      9.875%, 2-15-2001 ...................................................             2,500                 2,509,400
   Canadian Pacific Forest Products Ltd.,
      9.25%, 6-15-2002 ....................................................             4,000                 4,257,440
      Total ...............................................................                                   6,766,840

Printing and Publishing - 1.34%
   News America Holdings Incorporated,
      7.45%, 6-1-2000 .....................................................             2,500                 2,557,225
   Quebecor Printing Capital Corporation,
      6.5%, 8-1-2027 ......................................................             5,000                 4,912,300
      Total ...............................................................                                   7,469,525

Railroad Transportation - 0.96%
   CSX Corporation,
      6.95%, 5-1-2027 .....................................................             5,000                 5,328,150

Security and Commodity Brokers - 0.90%
   Salomon Inc.,
      3.65%, 2-14-2002 ....................................................             5,000                 4,998,300


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.97%
   Owens-Illinois, Inc.,
      7.15%, 5-15-2005.....................................................          $  3,250              $  3,257,183
   USG Corporation,
      9.25%, 9-15-2001 ....................................................             2,000                 2,135,700
      Total ...............................................................                                   5,392,883

Transportation Equipment - 0.47%
   Coltec Industries Inc.,
      7.5%, 4-15-2008 .....................................................             2,500                 2,646,875

United States Postal Service - 0.32%
   Postal Square Limited Partnership,
      6.5%, 6-15-2022 .....................................................             1,717                 1,764,015

Wholesale Trade -- Durable Goods - 1.94%
   Motorola, Inc.,
      8.4%, 8-15-2031 .....................................................             8,500                10,783,865

TOTAL CORPORATE DEBT SECURITIES - 58.49%                                                                   $325,899,002
   (Cost: $310,097,960)

OTHER GOVERNMENT SECURITIES
Canada - 6.07%
   Hydro Quebec:
      8.05%, 7-7-2024 .....................................................            10,000                12,000,500
      7.4%, 3-28-2025 .....................................................             5,000                 6,210,200
   Province de Quebec:
      5.67%, 2-27-2026 ....................................................             9,200                10,071,148
      6.29%, 3-6-2026 .....................................................             5,000                 5,535,050
      Total ...............................................................                                  33,816,898

Supranational - 1.11%
   Inter-American Development Bank,
      8.4%, 9-1-2009 ......................................................             5,000                 6,156,850

TOTAL OTHER GOVERNMENT SECURITIES - 7.18%                                                                 $  39,973,748
   (Cost: $34,860,104)

               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
UNITED STATES GOVERNMENT SECURITIES
   Federal Home Loan Mortgage Corporation:
      7.5%, 2-15-2007 .....................................................           $ 8,935              $  9,065,877
      7.5%, 11-15-2017 ....................................................               392                   390,701
      6.5%, 9-25-2018 .....................................................             2,000                 2,068,740
      7.0%, 1-15-2019 .....................................................             2,000                 2,042,500
      7.5%, 4-15-2019 .....................................................            14,796                15,008,580
      7.95%, 12-15-2020 ...................................................             4,596                 4,630,689
      6.25%, 1-15-2021 ....................................................            12,000                12,105,000
   Federal National Mortgage Association:
      5.98%, 6-18-2003 ....................................................             1,500                 1,523,205
      5.875%, 7-16-2003 ...................................................             5,000                 5,065,600
      5.89%, 7-17-2003 ....................................................             3,500                 3,547,040
      7.0%, 7-25-2006 .....................................................            10,000                10,121,800
      0.0%, 2-12-2018 .....................................................             9,500                 3,070,400
      0.0%, 10-9-2019 .....................................................            21,500                 6,416,460
      7.0%, 9-25-2020 .....................................................             2,000                 2,034,360
      6.5%, 8-25-2021 .....................................................             2,500                 2,515,225
      7.0%, 8-25-2021 .....................................................            10,000                10,137,500
   Government National Mortgage Association:
      7.5%, 7-15-2023 .....................................................             3,649                 3,765,515
      7.5%, 12-15-2023 ....................................................             4,020                 4,147,610
      8.0%, 9-15-2025 .....................................................             5,951                 6,233,242
      7.0%, 7-20-2027 .....................................................               314                   319,289
      7.0%, 9-20-2027 .....................................................             4,915                 5,004,125
      7.75%, 10-15-2031 ...................................................             1,975                 2,061,126
   Tennessee Valley Authority,
      5.88%, 4-1-2036 .....................................................             3,750                 3,979,275
   United States Department of Veterans Affairs,
      Guaranteed Remic Pass-Through Certificates,
      Vendee Mortgage Trust:
      1998-1 Class 2-B,
      7.0%, 5-15-2005 .....................................................               750                   768,045
      1997-2 Class C,
      7.5%, 8-15-2017 .....................................................             4,000                 4,075,000
   United States Treasury:
      5.75%, 10-31-2000 ...................................................             9,000                 9,171,540
      5.25%, 1-31-2001 ....................................................             5,000                 5,061,700
      6.5%, 8-15-2005 .....................................................             5,750                 6,319,595
      6.5%, 10-15-2006 ....................................................            28,000                31,058,160
      0.0%, 2-15-2019 .....................................................             7,000                 2,293,550

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 31.23%                                                                                     $174,001,449
   (Cost: $171,444,232)

TOTAL SHORT-TERM SECURITIES - 2.16%                                                                        $ 12,055,774
   (Cost: $12,055,774)

               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                                              Value
TOTAL INVESTMENT SECURITIES - 99.06%                                                                       $551,929,973
   (Cost: $528,458,070)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%                                                             5,217,640

NET ASSETS - 100.00%                                                                                       $557,147,613


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                    Value
COMMON STOCKS
Apparel and Accessory Stores - 0.76%
   Gap, Inc. (The) ........................................................         1,050,000           $    59,062,500

Building Materials and Garden Supplies - 1.10%
   Home Depot, Inc. (The) .................................................         1,394,200                85,307,612

Business Services - 2.48%
   BMC Software, Inc.* ....................................................         1,569,900                70,007,728
   Microsoft Corporation* .................................................           886,400               122,794,100
      Total ...............................................................                                 192,801,828

Chemicals and Allied Products - 14.12%
   Air Products and Chemicals, Inc. .......................................         1,429,200                57,168,000
   Bristol-Myers Squibb Company ...........................................           350,000                46,834,375
   Colgate-Palmolive Company ..............................................           787,800                73,166,925
   du Pont (E.I.) de Nemours and Company ..................................         1,503,700                79,790,081
   Gillette Company (The) .................................................         1,569,900                75,845,794
   Lilly (Eli) and Company ................................................         1,250,000               111,093,750
   Merck & Co., Inc. ......................................................           325,000                47,998,437
   Monsanto Company .......................................................         2,100,000                99,750,000
   Novartis, AG (B)........................................................            37,500                73,716,782
   PPG Industries, Inc. ...................................................           705,300                41,083,725
   Pfizer Inc. ............................................................           925,000               116,029,688
   Procter & Gamble Company (The) .........................................           780,300                71,251,144
   Warner-Lambert Company .................................................         2,700,000               203,006,250
      Total ...............................................................                               1,096,734,951

Communication - 6.04%
   AT&T Corporation .......................................................           243,600                18,330,900
   AirTouch Communications* ...............................................           900,000                64,912,500
   Clear Channel Communications, Inc.* ....................................         1,525,500                83,139,750
   Cox Communications, Inc., Class A* .....................................         2,138,000               147,789,250
   MCI WORLDCOM, Inc.* ....................................................         1,037,000                74,437,156
   SBC Communications Inc. ................................................         1,500,000                80,437,500
      Total ...............................................................                                 469,047,056


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                    Value
COMMON STOCKS (Continued)
Depository Institutions - 2.91%
   BankAmerica Corporation ................................................           575,418            $   34,597,007
   Chase Manhattan Corporation (The) ......................................         1,050,000                71,465,625
   U. S. Bancorp. .........................................................         2,091,000                74,230,500
   Wells Fargo & Company ..................................................         1,139,400                45,504,788
      Total ...............................................................                                 225,797,920

Electric, Gas and Sanitary Services - 3.63%
   Consolidated Edison, Inc. ..............................................           848,700                44,875,013
   Duke Energy Corp. ......................................................         1,275,000                81,679,687
   Texas Utilities Company ................................................         3,325,000               155,235,938
      Total ...............................................................                                 281,790,638

Electronic and Other Electric Equipment - 8.92%
   Analog Devices, Inc.* ..................................................         1,575,000                49,415,625
   General Electric Company ...............................................         1,970,200               201,083,538
   General Instrument Corporation* ........................................         2,210,000                75,001,875
   Intel Corporation ......................................................         1,200,000               142,237,500
   Maytag Corporation .....................................................         1,000,300                62,268,675
   Nokia Corporation, Series A (B) ........................................           760,000                93,091,254
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................         2,925,000                69,925,781
      Total ...............................................................                                 693,024,248

Fabricated Metal Products - 0.53%
   Newell Co. .............................................................         1,000,000                41,250,000

Food and Kindred Products - 1.90%
   Bestfoods ..............................................................         1,400,000                74,550,000
   Coca-Cola Company (The) ................................................           685,500                45,842,812
   Panamerican Beverages Inc., Class A ....................................         1,250,000                27,265,625
      Total ...............................................................                                 147,658,437

Food Stores - 1.34%
   Kroger Co. (The)* ......................................................         1,725,000               104,362,500

Furniture and Fixtures - 0.32%
   Lear Corporation* ......................................................           653,000                25,140,500


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                    Value
COMMON STOCKS (Continued)
General Merchandise Stores - 2.96%
   Dayton Hudson Corporation ..............................................         1,131,800            $   61,400,150
   Wal-Mart Stores, Inc. ..................................................         2,074,700               168,958,381
      Total ...............................................................                                 230,358,531

Health Services - 1.54%
   Tenet Healthcare Corporation* ..........................................         4,550,000               119,437,500

Industrial Machinery and Equipment - 3.52%
   Case Corporation .......................................................         1,214,600                26,493,463
   Cisco Systems, Inc.* ...................................................         1,001,700                93,001,584
   Deere & Company ........................................................         1,299,700                43,052,562
   International Business Machines
      Corporation .........................................................           600,000               110,850,000
      Total ...............................................................                                 273,397,609

Instruments and Related Products - 3.32%
   General Motors Corporation, Class H* ...................................           759,700                30,150,594
   Guidant Corporation ....................................................         1,200,000               132,300,000
   Medtronic, Inc. ........................................................           972,000                72,171,000
   Raytheon Company, Class A ..............................................           454,381                23,485,818
      Total ...............................................................                                 258,107,412

Insurance Carriers - 2.23%
   American International Group, Inc. .....................................           916,950                88,600,294
   Chubb Corporation (The) ................................................           135,600                 8,797,050
   Citigroup Inc. .........................................................         1,525,000                75,487,500
      Total ...............................................................                                 172,884,844

Miscellaneous Manufacturing Industries - 0.48%
   Tyco International Ltd. ................................................           491,500                37,077,531

Miscellaneous Retail - 0.71%
   Costco Companies, Inc.* ................................................           765,000                55,342,969

Motion Pictures - 1.22%
   Time Warner Incorporated ...............................................         1,000,000                62,062,500
   Walt Disney Company (The) ..............................................         1,089,600                32,688,000
      Total ...............................................................                                  94,750,500


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                    Value
COMMON STOCKS (Continued)
Nondepository Institutions - 5.88%
   Associates First Capital Corporation,
      Class A .............................................................         1,524,170            $   64,586,704
   Fannie Mae .............................................................         2,858,400               211,521,600
   Freddie Mac ............................................................         2,800,000               180,425,000
      Total ...............................................................                                 456,533,304

Oil and Gas Extraction - 1.25%
   Burlington Resources Incorporated ......................................         2,699,500                96,675,844

Paper and Allied Products - 0.72%
   International Paper Company ............................................           600,000                26,887,500
   Willamette Industries, Inc. ............................................           860,000                28,810,000
      Total ...............................................................                                  55,697,500

Petroleum and Coal Products - 2.59%
   Chevron Corporation ....................................................           450,000                37,321,875
   Exxon Corporation ......................................................           500,000                36,562,500
   Mobil Corporation ......................................................           800,000                69,700,000
   Royal Dutch Petroleum Company ..........................................         1,200,000                57,450,000
      Total ...............................................................                                 201,034,375

Primary Metal Industries - 0.62%
   Aluminum Company of America ............................................           650,000                48,465,625

Railroad Transportation - 0.42%
   Burlington Northern Santa Fe Corporation ...............................           975,000                32,906,250

Rubber and Miscellaneous Plastics Products - 0.27%
   Goodyear Tire & Rubber Company (The) ...................................           414,100                20,886,169

Transportation By Air - 0.61%
   AMR Corporation* .......................................................           800,000                47,500,000

Transportation Equipment - 3.62%
   DaimlerChrysler AG .....................................................           713,907                68,579,691
   Dana Corporation .......................................................           760,000                31,065,000
   Ford Motor Company .....................................................         1,000,000                58,687,500
   Lockheed Martin Corporation ............................................         1,450,000               122,887,500
      Total ...............................................................                                 281,219,691

Wholesale Trade - Durable Goods - 0.50%
   Johnson & Johnson ......................................................           465,000                39,001,875

Wholesale Trade - Nondurable Goods - 1.57%
   Safeway Inc.* ..........................................................         2,000,000               121,875,000

TOTAL COMMON STOCKS - 78.08%                                                                             $6,065,130,719
   (Cost: $3,162,992,028)


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
CORPORATE DEBT SECURITIES
Depository Institutions - 0.14%
   Morgan Guaranty Trust Company of New York,
      7.375%, 2-1-2002 ....................................................          $ 10,250            $   10,783,512

Nondepository Institutions - 0.16%
   General Electric Capital Corporation,
      8.3%, 9-20-2009 .....................................................            10,000                12,250,400

TOTAL CORPORATE DEBT SECURITIES - 0.30%                                                                  $   23,033,912
   (Cost: $20,027,550)

UNITED STATES GOVERNMENT SECURITIES
   Federal National Mortgage Association,
      5.9%, 7-9-2003 ......................................................           100,000               101,375,000

   United States Treasury:
      6.75%, 4-30-2000 ....................................................            37,000                37,971,250
      5.75%, 8-15-2003 ....................................................            50,000                52,211,000
      6.5%, 10-15-2006 ....................................................            50,000                55,461,000
      5.625%, 5-15-2008 ...................................................            50,000                53,351,500
      10.375%, 11-15-2012 .................................................             8,500                11,727,365
      7.5%, 11-15-2016 ....................................................            80,000                99,375,200
      9.0%, 11-15-2018 ....................................................            20,000                28,737,400
      8.75%, 8-15-2020 ....................................................            75,000               106,734,000
      5.5%, 8-15-2028 .....................................................           600,000               628,032,000
      5.25%, 11-15-2028 ...................................................            50,000                51,187,500

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 15.79%                                                                                   $1,226,163,215
   (Cost: $1,208,126,220)

SHORT-TERM SECURITIES
Commercial Paper
   Auto Repair, Services and Parking - 0.12%
   PHH Corp.,
      6.3%, 1-15-99 .......................................................             9,080                 9,057,754

   Chemicals and Allied Products - 0.95%
   du Pont (E.I.) de Nemours and Company,
      5.21%, 1-8-99 .......................................................            50,000                49,949,348
   Pfizer Inc.,
      5.35%, 1-20-99 ......................................................            24,000                23,932,233
      Total ...............................................................                                  73,881,581


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Communication - 0.26%
   GTE Corp.:
      5.38%, 1-25-99 ......................................................          $  4,300            $    4,284,577
      5.5%, 2-4-99 ........................................................            16,000                15,916,889
      Total ...............................................................                                  20,201,466

   Electric, Gas and Sanitary Services - 1.38%
   Commonwealth Edison Co.,
      6.22%, 1-14-99 ......................................................            21,289                21,241,183
   PacifiCorp:
      5.07%, 1-19-99 ......................................................             8,000                 7,979,720
      5.13%, 1-27-99 ......................................................             3,900                 3,885,551
   Potomac Electric Power Co.,
      5.5%, 1-25-99 .......................................................            10,000                 9,963,333
   Public Service Co. of Colorado,
      6.0%, 1-15-99 .......................................................             8,000                 7,981,333
   Public Service Electric & Gas Co.:
      5.87%, 1-22-99 ......................................................            20,000                19,931,517
      5.78%, 1-29-99 ......................................................            10,000                 9,955,045
   Questar Corp.:
      5.4%, 1-6-99 ........................................................            10,000                 9,992,500
      5.2%, 1-12-99 .......................................................            10,000                 9,984,111
   Western Resources, Inc.,
      5.75%, 1-15-99 ......................................................             6,090                 6,076,382
      Total ...............................................................                                 106,990,675

   Electronic and Other Electric Equipment - 0.19%
   Lucent Technologies Inc.,
      5.25%, 1-14-99 ......................................................            10,000                 9,981,042
   Sony Capital Corp.,
      5.9%, 1-8-99 ........................................................             5,000                 4,994,264
      Total ...............................................................                                  14,975,306


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Engineering and Management Services - 0.16%
   Halliburton Company,
      5.29%, 2-26-99 ......................................................          $ 13,000            $   12,893,024

   Fabricated Metal Products - 0.03%
   Danaher Corporation,
      5.6288%, Master Note ................................................             2,334                 2,334,000

   Food and Kindred Products - 0.01%
   General Mills, Inc.,
      5.4838%, Master Note ................................................               663                   663,000

   Insurance Carriers - 0.43%
   Transamerica Finance Corp.,
      5.15%, 1-19-99 ......................................................            24,000                23,938,200
   USAA Capital Corp.,
      5.1%, 1-19-99 .......................................................             9,775                 9,750,074
      Total ...............................................................                                  33,688,274

   Nondepository Institutions - 1.13%
   American Express Company,
      5.8%, 1-8-99 ........................................................            41,000                40,953,761
   Associates Corporation of North America,
      5.35%, 1-20-99 ......................................................             7,000                 6,980,235
   General Electric Capital Corporation,
      5.46%, 2-3-99 .......................................................            25,000                24,874,875
   Textron Inc.:
      6.1%, 1-6-99 ........................................................             2,400                 2,397,967
      5.82%, 1-8-99 .......................................................            13,000                12,985,288
      Total ...............................................................                                  88,192,126

   Paper and Allied Products - 0.83%
   Sonoco Products Co.,
      5.16%, 1-19-99 ......................................................            29,350                29,274,277
   Westvaco Corp.:
      5.26%, 1-21-99 ......................................................            11,370                11,336,774
      5.5%, 1-21-99 .......................................................             3,870                 3,858,175
      5.5%, 1-26-99 .......................................................            20,000                19,923,611
      Total ...............................................................                                  64,392,837

   Petroleum and Coal Products - 0.44%
   Kerr-McGee Credit Corp.:
      6.05%, 1-19-99 ......................................................            24,000                23,927,400
      6.0%, 1-29-99 .......................................................            10,000                 9,953,333
      Total ...............................................................                                  33,880,733


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Tobacco Products - 0.19%
   B.A.T. Capital Corp.,
      5.57%, 1-22-99 ......................................................          $ 15,000            $   14,951,263

   Wholesale Trade -- Nondurable Goods - 0.12%
   Enron Corp.,
      5.73%, 1-13-99 ......................................................             9,000                 8,982,810

   Total Commercial Paper - 6.24%                                                                           485,084,849

Municipal Obligations
   California - 0.39%
   California Pollution Control Financing Authority, Environmental Improvement
      Revenue Bonds (Shell Martinez Refining Company Project), Series 1996
      (Taxable), (Shell Oil Company):
      5.13%, 1-19-99 ......................................................            20,000                20,000,000
      5.25%, 2-8-99 .......................................................            10,000                10,000,000
      Total ...............................................................                                  30,000,000

   Indiana - 0.10%
   City of Whiting, Indiana, Industrial Sewage
      and Solid Waste Disposal Revenue Bonds, Taxable
      Series 1995 (Amoco Oil Company Project),
      5.23%, 3-8-99 .......................................................             8,000                 8,000,000

   Total Municipal Obligations - 0.49%                                                                       38,000,000

TOTAL SHORT-TERM SECURITIES - 6.73%                                                                      $  523,084,849
   (Cost: $523,084,849)

TOTAL INVESTMENT SECURITIES - 100.90%                                                                    $7,837,412,695
   (Cost: $4,914,230,647)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.90)%                                                         (70,112,131)

NET ASSETS - 100.00%                                                                                     $7,767,300,564


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 8.05%
   America Online, Inc.* ..................................................           100,000            $   16,000,000
   American Management Systems, Incorporated* .............................           500,000                20,031,250
   HNC Software Inc.* .....................................................           250,000                10,109,375
   Inktomi Corporation* ...................................................           125,000                16,246,094
   Microsoft Corporation* .................................................           400,000                55,412,500
   Sun Microsystems, Inc.* ................................................           200,000                17,112,500
   Veritas Software Corp.* ................................................           150,000                 8,981,250
   Xoom.com, Inc.* ........................................................           200,000                 6,537,500
      Total ...............................................................                                 150,430,469

Chemicals and Allied Products - 9.91%
   Bristol-Myers Squibb Company ...........................................           500,000                66,906,250
   Pharmacia & Upjohn, Inc. ...............................................           300,000                16,987,500
   Schering-Plough Corporation ............................................         1,000,000                55,250,000
   SmithKline Beecham plc, ADR ............................................           500,000                34,750,000
   Warner-Lambert Company .................................................           150,000                11,278,125
      Total ...............................................................                                 185,171,875

Communication - 13.30%
   Bell Atlantic Corporation ..............................................           500,000                26,500,000
   Clear Channel Communications, Inc.* ....................................           350,000                19,075,000
   Cox Communications, Inc., Class A* .....................................           350,000                24,193,750
   Heftel Broadcasting Corporation, Class A* ..............................           300,000                14,812,500
   Infinity Broadcasting Corporation,
      Class A*.............................................................           550,000                15,056,250
   SBC Communications Inc. ................................................         1,196,000                64,135,500
   U S WEST Communications, Inc. ..........................................         1,100,000                71,087,500
   Western Wireless Corporation, Class A* .................................           615,000                13,510,781
      Total ...............................................................                                 248,371,281

Depository Institutions - 11.65%
   Chase Manhattan Corporation (The) ......................................           300,000                20,418,750
   First Tennessee National Corporation ...................................           550,000                20,917,187
   First Union Corporation ................................................           500,000                30,406,250
   Fleet Financial Group, Inc. ............................................           500,000                22,343,750
   MBNA Corp. .............................................................         1,000,000                24,937,500
   Mellon Bank Corporation ................................................           300,000                20,625,000
   PNC Bank Corp. .........................................................           500,000                27,062,500
   SunTrust Banks, Inc. ...................................................           300,000                22,950,000
   Wells Fargo & Company ..................................................           700,000                27,956,250
      Total ...............................................................                                 217,617,187

Electric, Gas and Sanitary Services - 3.21%
   Allied Waste Industries, Inc., New* ....................................         1,500,000                35,437,500
   Republic Services, Inc. Class A* .......................................           900,000                16,593,750
   Superior Services, Inc.* ...............................................           400,000                 8,025,000
      Total ...............................................................                                  60,056,250

               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 6.96%
   Analog Devices, Inc.* ..................................................           700,000            $   21,962,500
   Ascend Communications, Inc.* ...........................................           700,000                46,046,875
   Intel Corporation ......................................................           350,000                41,485,938
   Linear Technology Corporation ..........................................           125,000                11,191,406
   Microchip Technology Incorporated* .....................................           250,000                 9,234,375
      Total ...............................................................                                 129,921,094

Engineering & Management Services - 0.60%
   Incyte Pharmaceuticals, Inc.* ..........................................           300,000                11,193,750

Food and Kindred Products - 1.76%
   Anheuser-Busch Companies, Inc. .........................................           500,000                32,812,500

Health Services - 2.52%
   Columbia/HCA Healthcare Corporation ....................................         1,000,000                24,750,000
   Tenet Healthcare Corporation* ..........................................           850,000                22,312,500
      Total ...............................................................                                  47,062,500

Industrial Machinery and Equipment - 1.49%
   Cisco Systems, Inc.* ...................................................           300,000                27,853,125

Instruments and Related Products - 6.17%
   Baxter International Inc. ..............................................           700,000                45,018,750
   Becton Dickinson and Company ...........................................           975,000                41,620,313
   Bionx Implants, Inc.* ..................................................           235,000                 1,975,469
   Raytheon Company, Class B ..............................................           500,000                26,625,000
      Total ...............................................................                                 115,239,532

Insurance Carriers - 5.51%
   ACE Limited ............................................................           550,000                18,940,625
   American International Group, Inc. .....................................           200,000                19,325,000
   Chartwell Re Corporation ...............................................           500,000                11,875,000
   Everest Reinsurance Holdings, Inc. .....................................           321,500                12,518,406
   Liberty Corporation (The) ..............................................           350,000                17,237,500
   ReliaStar Financial Corp. ..............................................           500,000                23,062,500
      Total ...............................................................                                 102,959,031

Motion Pictures - 1.33%
   Time Warner Incorporated ...............................................           400,000                24,825,000

Nondepository Institutions - 5.58%
   CIT Group, Inc. (The), Class A .........................................         1,100,000                34,993,750
   Fannie Mae .............................................................           500,000                37,000,000
   Freddie Mac ............................................................           500,000                32,218,750
      Total ...............................................................                                 104,212,500

Paper and Allied Products - 1.08%
   Champion International Corporation .....................................           500,000                20,250,000


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Printing and Publishing - 0.52%
   Gannett Co., Inc. ......................................................           150,000            $    9,675,000

Railroad Transportation - 0.99%
   Burlington Northern Santa Fe Corporation ..............................            550,000                18,562,500

Transportation by Air - 0.60%
   Southwest Airlines Co. .................................................           500,000                11,218,750

Transportation Equipment - 1.26%
   General Dynamics Corporation ...........................................           400,000                23,450,000

Wholesale Trade - Durable Goods - 2.20%
   Johnson & Johnson ......................................................           200,000                16,775,000
   OmniCare, Inc. .........................................................           700,000                24,325,000
      Total ...............................................................                                  41,100,000

Wholesale Trade - Nondurable Goods - 0.98%
   Safeway Inc.* ..........................................................           300,000                18,281,250

TOTAL COMMON STOCKS - 85.67%                                                                             $1,600,263,594
   (Cost: $1,411,940,630)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands
UNITED STATES GOVERNMENT SECURITY - 10.77%
   United States Treasury,
      6.25%, 8-15-2023 ....................................................          $180,000              $201,178,800
   (Cost: $196,224,695)

SHORT-TERM SECURITIES
Commercial Paper
   Chemicals and Allied Products - 0.65%
   du Pont (E.I.) de Nemours and Company,
      5.55%, 1-12-99 ......................................................            12,200                12,179,311

   Communication - 0.56%
   Bell Atlantic Network Funding Corp.,
      5.9%, 1-5-99 ........................................................            10,455                10,448,146

   Electric, Gas and Sanitary Services - 0.62%
   Allegheny Energy Inc.,
      5.58%, 1-19-99 ......................................................             8,100                 8,077,401
   Commonwealth Edison Co.,
      5.94%, 1-20-99 ......................................................             3,500                 3,489,027
      Total ...............................................................                                  11,566,428


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Electronic and Other Electric Equipment - 0.75%
   Lucent Technologies Inc.,
      5.28%, 1-15-99 ......................................................          $ 14,000            $   13,971,253

   Fabricated Metal Products - 0.15%
   Danaher Corporation,
      5.6288%, Master Note ................................................             2,792                 2,792,000

   Food and Kindred Products - 0.95%
   ConAgra, Inc.,
      5.52%, 1-6-99 .......................................................             5,000                 4,996,167
   McCormick & Co. Inc.,
      5.14%, 1-4-99 .......................................................            12,900                12,894,474
      Total ...............................................................                                  17,890,641

   Textile Mill Products - 0.03%
   Sara Lee Corporation,
      5.4788%, Master Note ................................................               545                   545,000

   Transportation Equipment - 0.16%
   Dana Corporation,
      6.3%, 1-7-99 ........................................................             2,950                 2,946,903

TOTAL SHORT-TERM SECURITIES - 3.87%                                                                      $   72,339,682
   (Cost: $72,339,682)

TOTAL INVESTMENT SECURITIES - 100.31%                                                                    $1,873,782,076
   (Cost: $1,680,505,007)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.31%)                                                          (5,744,656)

NET ASSETS - 100.00%                                                                                     $1,868,037,420

               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS
Building Materials and Garden Supplies - 0.92%
   Fastenal Company .......................................................           350,000            $   15,389,062

Business Services - 42.47%
   Amazon.com, Inc.* ......................................................            65,000                20,879,219
   America Online, Inc.* ..................................................         1,000,000               160,000,000
   American Management Systems, Incorporated* .............................           400,000                16,025,000
   BMC Software, Inc.* ....................................................           800,000                35,675,000
   Cerner Corporation* ....................................................           500,000                13,406,250
   Citrix Systems, Inc.* ..................................................           300,000                29,109,375
   Concord EFS, Inc.* .....................................................           700,000                29,531,250
   eBay Inc.* .............................................................            81,500                19,672,063
   HNC Software Inc.* .....................................................           535,000                21,634,062
   i2 Technologies, Inc.* .................................................           110,000                 3,337,813
   Inktomi Corporation* ...................................................           220,000                28,593,125
   Intuit Inc.* ...........................................................           508,800                36,888,000
   Microsoft Corporation* .................................................           300,000                41,559,375
   Networks Associates, Inc.* .............................................           450,000                29,854,687
   Parametric Technology Corporation* .....................................           700,000                11,375,000
   Shared Medical Systems Corporation .....................................           300,000                14,962,500
   TMP Worldwide Inc.* ....................................................           500,000                21,281,250
   Transaction Systems Architects, Inc.,
      Class A* ............................................................           500,000                25,156,250
   Veritas Software Corp.* ................................................           370,000                22,153,750
   Wind River Systems, Inc.* ..............................................           500,000                23,468,750
   Yahoo! Inc.* ...........................................................           450,000               106,607,812
      Total ...............................................................                                 711,170,531

Chemicals and Allied Products - 10.28%
   Abbott Laboratories ....................................................           600,000                29,400,000
   Bristol-Myers Squibb Company ...........................................           100,000                13,381,250
   Pfizer Inc. ............................................................           350,000                43,903,125
   Roche Holdings AG (B) ..................................................             1,200                14,642,883
   Schering-Plough Corporation ............................................           600,000                33,150,000
   Warner-Lambert Company .................................................           500,000                37,593,750
      Total ...............................................................                                 172,071,008


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Communication - 6.77%
   AirTouch Communications* ...............................................           200,000            $   14,425,000
   Clear Channel Communications, Inc.* ....................................           547,300                29,827,850
   COLT Telecom Group plc, ADR* ...........................................           400,000                24,025,000
   Cox Communications, Inc., Class A* .....................................           405,200                28,009,450
   Global TeleSystems Group, Inc.* ........................................           117,000                 6,515,438
   Intermedia Communications of Florida, Inc.* ............................           605,000                10,474,062
      Total ...............................................................                                 113,276,800

Electronic and Other Electric Equipment - 9.58%
   Advanced Fibre Communications, Inc.* ...................................           750,000                 8,203,125
   Analog Devices, Inc.* ..................................................           500,000                15,687,500
   Ascend Communications, Inc.* ...........................................           100,000                 6,578,125
   Broadcom Corporation, Class A* .........................................           203,400                24,535,125
   Gemstar International Group Limited* ...................................           300,000                17,165,625
   General Electric Company ...............................................           350,000                35,721,875
   Intel Corporation ......................................................           200,000                23,706,250
   Micron Technology, Inc.* ...............................................           300,000                15,168,750
   Tellabs* ...............................................................           200,000                13,712,500
      Total ...............................................................                                 160,478,875

Engineering and Management Services - 5.95%
   Abacus Direct Corporation* .............................................           356,000                16,298,125
   Incyte Pharmaceuticals, Inc.* ..........................................           772,500                28,823,906
   Paychex, Inc. ..........................................................           540,000                27,793,125
   Quintiles Transnational Corp.* .........................................           500,000                26,671,875
      Total ...............................................................                                  99,587,031

General Merchandise Stores - 0.97%
   Wal-Mart Stores, Inc. ..................................................           200,000                16,287,500

Health Services - 0.32%
   Concentra Managed Care, Inc.* ..........................................           501,000                 5,307,469

Industrial Machinery and Equipment - 3.57%
   Cisco Systems, Inc.* ...................................................           644,550                59,842,439


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Instruments and Related Products - 2.78%
   Medtronic, Inc. ........................................................           355,000            $   26,358,750
   STERIS Corporation* ....................................................           710,000                20,190,625
      Total ...............................................................                                  46,549,375

Miscellaneous Manufacturing Industries - 1.35%
   Tyco International Ltd. ................................................           300,000                22,631,250

Motion Pictures - 1.66%
   Time Warner Incorporated ...............................................           448,000                27,804,000

Printing and Publishing - 0.11%
   IDG Books Worldwide, Inc., Class A* ....................................           109,000                 1,859,813

Wholesale Trade -- Durable Goods - 3.87%
   Johnson & Johnson ......................................................           400,000                33,550,000
   OmniCare, Inc. .........................................................           900,000                31,275,000
      Total ...............................................................                                  64,825,000

Wholesale Trade -- Nondurable Goods - 1.81%
   Cardinal Health, Inc. ..................................................           400,000                30,350,000

TOTAL COMMON STOCKS - 92.41%                                                                             $1,547,430,153
   (Cost: $750,367,437)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands
SHORT-TERM SECURITIES
Commercial Paper
Chemicals and Allied Products - 0.65%
   Pfizer Inc.,
      5.35%, 1-20-99 ......................................................           $11,000               $10,968,940

Electric, Gas and Sanitary Services - 1.87%
   Commonwealth Edison Co.,
      5.94%, 1-20-99 ......................................................             3,000                 2,990,595
   PacifiCorp,
      5.13%, 1-27-99 ......................................................            16,100                16,040,350
   Puget Sound Energy Inc.,
      6.25%, 1-7-99 .......................................................             3,750                 3,746,094
   Questar Corp.:
      6.0% , 1-6-99 .......................................................             3,000                 2,997,500
      5.35%, 1-15-99 ......................................................             5,472                 5,460,615
      Total ...............................................................                                  31,235,154


               See Notes to Schedules of Investments on page 110.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Electronic and Other Electric Equipment - 1.05%
   Lucent Technologies Inc.,
      5.28%, 1-15-99 ......................................................            $8,600            $    8,582,341
   Sony Capital Corp.,
      5.82%, 1-14-99 ......................................................             9,000                 8,981,085
      Total ...............................................................                                  17,563,426

Fabricated Metal Products - 0.17%
   Danaher Corporation,
      5.6288%, Master Note ................................................             2,871                 2,871,000

Food and Kindred Products - 1.49%
   ConAgra, Inc.,
      6.5%, 1-6-99 ........................................................            24,000                23,978,334
   General Mills, Inc.,
      5.4838%, Master Note ................................................             1,046                 1,046,000
      Total ...............................................................                                  25,024,334

Personal Services - 0.30%
   Block Financial Corp.,
      5.2%, 1-28-99 .......................................................             5,000                 4,980,500

Primary Metal Industries - 1.23%
   Aluminum Company of America,
      5.55%, 1-15-99 ......................................................            20,600                20,555,538

Textile Mill Products - 0.25%
   Sara Lee Corporation,
      5.4788%, Master Note ................................................             4,152                 4,152,000

Wholesale Trade -- Nondurable Goods - 0.36%
   McKesson Corp.,
      6.05%, 1-5-99 .......................................................             6,000                 5,995,967

TOTAL SHORT-TERM SECURITIES - 7.37%                                                                      $  123,346,859
   (Cost: $123,346,859)

TOTAL INVESTMENT SECURITIES - 99.78%                                                                     $1,670,777,012
   (Cost: $873,714,296)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.22%                                                             3,706,285

NET ASSETS - 100.00%                                                                                     $1,674,483,297


               See Notes to Schedules of Investments on page 110.

UNITED FUNDS, INC.
DECEMBER 31, 1998


Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $11,036,490 or 1.98% of net assets for United Bond Fund.

 (B)     Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998                                                                                                             United
(In Thousands, Except                                   United                   United                   United         Science and
   for Per Share Amounts)                                 Bond                   Income             Accumulative          Technology
                                                          Fund                     Fund                     Fund                Fund
                                                  ------------           --------------           --------------        ------------
Assets
   Investment securities --
      at value (Notes 1 and 3).........               $551,930               $7,837,413               $1,873,782          $1,670,777
   Cash       .........................                      3                      ---                      ---                 ---
   Receivables:
      Investment securities sold.......                    ---                      ---                      ---              10,068
      Dividends and interest...........                  7,972                   26,976                    6,446                 467
      Fund shares sold ................                    593                    8,560                    1,103               2,152
   Prepaid insurance premium ..........                     16                       62                       35                  14
                                                      --------               ----------               ----------          ----------
        Total assets ..................                560,514                7,873,011                1,881,366           1,683,478
Liabilities                                           --------               ----------               ----------          ----------
   Payable for investment
      securities purchased.............                    ---                    9,210                      ---               1,596
   Payable to Fund
      shareholders ....................                  3,109                   92,752                   12,620               6,689
   Accrued service fee (Note 2)........                    101                    1,277                      319                 257
   Accrued distribution fee (Note 2)...                     29                      399                      101                  75
   Accrued transfer agency
      and dividend disbursing
      (Note 2) ........................                     77                      841                      187                 281
   Accrued management
      fee (Note 2) ....................                      6                      115                      28                   27
   Due to custodian ...................                    ---                      887                       1                    7
   Accrued accounting
      services fee (Note 2)............                      6                        8                       8                    8
   Other      .........................                     38                      221                      65                   55
                                                      --------               ----------              ----------           ----------
        Total liabilities..............                  3,366                  105,710                  13,329                8,995
                                                      --------               ----------              ----------           ----------
           Total net assets ...........               $557,148               $7,767,301              $1,868,037           $1,674,483
Net Assets                                            ========               ==========              ==========           ==========
   $1.00 par value capital stock
      Capital stock ...................               $ 87,203               $1,033,327              $  225,603           $  168,997
      Additional paid-in
        capital........................                464,761                3,772,498               1,381,797              663,648
   Accumulated undistributed
      income (loss):
      Accumulated undistributed
        net investment income .........                    203                    9,932                   2,219                  ---
      Accumulated undistributed net
        realized gain (loss) on
        investment
        transactions...................                (18,491)                  28,354                  65,119               44,769
      Net unrealized appreciation
        of investments ................                 23,472                2,923,190                 193,299              797,069
                                                      --------               ----------              ----------           ----------
        Net assets applicable to
           outstanding units
           of capital .................               $557,148               $7,767,301              $1,868,037           $1,674,483
                                                      ========               ==========              ==========           ==========
Capital shares
   outstanding
   Class A    .........................                 86,215                  980,284                 225,154              168,405
   Class Y    .........................                    988                   53,043                     449                  592
Capital shares authorized .............                600,000                2,000,000                 600,000              400,000
Net asset value per share
   (net assets divided by
   shares outstanding)
   Class A    .........................                  $6.39                    $7.52                   $8.28                $9.91
   Class Y    .........................                  $6.39                    $7.52                   $8.28                $9.98

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)                                                                                                               United
                                                        United                   United                  United         Science and
                                                          Bond                   Income            Accumulative          Technology
                                                          Fund                     Fund                    Fund                Fund
                                                  ------------             ------------          --------------        ------------
Investment Income
   Income (Note 1B):
      Dividends ......................                 $   ---               $   68,033                $ 19,049            $  3,569
      Interest and
        amortization ..................                 36,240                   78,631                  15,895               5,102
                                                       -------               ----------                --------            --------
        Total income ..................                 36,240                  146,664                  34,944               8,671
                                                       -------               ----------                --------            --------
   Expenses (Note 2):
      Investment
        management fee.................                  2,285                   39,808                   9,491               7,558
      Transfer agency and
        dividend disbursing
         -- Class A ...................                    807                    7,410                   1,644               2,411
      Service fees -- Class A..........                  1,167                   14,668                   3,667               2,897
      Custodian fees ..................                     16                      484                     140                  80
      Accounting services fee..........                     62                      100                     100                 100
      Audit fees ......................                     15                       31                      18                  18
      Shareholder servicing
        fee -- Class Y.................                      9                      565                       6                   7
      Legal fees ......................                      4                       56                      13                  10
      Distribution
        fees -- Class A ...............                     50                      650                     161                 139
      Other   .........................                     80                      664                     185                 188
                                                       -------               ----------                --------            --------
        Total expenses ................                  4,495                   64,436                  15,425              13,408
                                                       -------               ----------                --------            --------
           Net investment
              income (loss) ...........                 31,745                   82,228                  19,519              (4,737)
                                                       -------               ----------                --------            --------
Realized and Unrealized
   Gain (Loss) on Investments (Notes 1 and 3)
   Realized net gain
      on securities ...................                  4,756                1,363,308                 259,949             139,112
   Realized net gain (loss) on foreign
      currency transactions ...........                    ---                     (301)                    (58)               113
                                                       -------               ----------                --------            --------
      Realized net gain
        on investments ................                  4,756                1,363,007                 259,891             139,225
   Unrealized appreciation
      in value of investments
      during the period................                  1,500                  102,526                  75,732             492,528
                                                       -------               ----------                --------            --------
        Net gain on
           investments ................                  6,256                1,465,533                 335,623             631,753
                                                       -------               ----------                --------            --------
           Net increase
              in net assets
              resulting from
              operations..............                 $38,001               $1,547,761                $355,142            $627,016
                                                       =======               ==========                ========            ========

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1998                                                                                  United
(In Thousands)                                          United                   United                  United         Science and
                                                          Bond                   Income            Accumulative          Technology
                                                          Fund                     Fund                    Fund                Fund
                                                  ------------           --------------          --------------        ------------
Increase in Net Assets
   Operations:
      Net investment
        income (loss) .................               $ 31,745               $   82,228              $   19,519          $   (4,737)
      Realized net gain
        on investments ................                  4,756                1,363,007                 259,891             139,225
      Unrealized
        appreciation ..................                  1,500                  102,526                  75,732             492,528
                                                      --------               ----------              ----------          ----------
        Net increase in net
           assets resulting
           from operations.............                 38,001                1,547,761                 355,142             627,016
                                                      --------               ----------              ----------          ----------
   Distributions to shareholders from (Note 1E):*
      Net investment income:
        Class A .......................                (31,553)                 (69,402)                (20,979)               ---
        Class Y .......................                   (359)                  (4,557)                    (50)               ---
      Realized net gains on investment transactions:
        Class A .......................                    ---               (1,392,072)               (214,379)           (108,718)
        Class Y .......................                    ---                  (76,922)                   (421)               (380)
                                                      --------               ----------              ----------          ----------
                                                       (31,912)              (1,542,953)               (235,829)           (109,098)
                                                      --------               ----------              ----------          ----------
   Capital share
      transactions (Note 5)............                 22,363                1,267,504                 149,682              89,771
                                                      --------               ----------              ----------          ----------
      Total increase ..................                 28,452                1,272,312                 268,995             607,689
Net Assets
   Beginning of period ................                528,696                6,494,989               1,599,042           1,066,794
                                                      --------               ----------              ----------          ----------
   End of period                                      $557,148               $7,767,301              $1,868,037          $1,674,483
                                                      ========               ==========              ==========          ==========
      Undistributed
        net investment
        income ........................                   $203                   $9,932                  $2,219                $---
                                                          ====                   ======                  ======             =======

                 *See "Financial Highlights" on pages 115 - 122.

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1997                                                                                   United
(In Thousands)                                          United                   United                  United          Science and
                                                          Bond                   Income            Accumulative           Technology
                                                          Fund                     Fund                    Fund                 Fund
                                                  ------------           --------------          --------------         ------------
Increase (Decrease) in Net Assets
   Operations:
      Net investment
        income (loss) .................               $ 32,845               $   44,421              $   17,081           $  (1,789)
      Realized net gain
        on investments ................                  2,969                  621,547                 312,063             193,673
      Unrealized
        appreciation
        (depreciation) ................                 11,848                  724,669                  45,070            (115,958)
                                                      --------               ----------              ----------          ----------
        Net increase in net
           assets resulting
           from operations.............                 47,662                1,390,637                 374,214              75,926
                                                      --------               ----------              ----------          ----------
   Distributions to shareholders from (Note 1E):*
      Net investment income:
        Class A .......................                (32,939)                 (43,071)                (14,625)                ---
        Class Y .......................                   (339)                  (2,161)                    (34)                ---
      Realized net gains on investment transactions:
        Class A .......................                    ---                 (534,501)               (344,992)           (194,628)
        Class Y .......................                    ---                  (25,551)                   (761)               (789)
                                                      --------               ----------              ----------          ----------
                                                       (33,278)               (605,284)                (360,412)           (195,417)
                                                      --------               ----------              ----------          ----------
   Capital share
      transactions (Note 5)............                (16,341)                 707,873                 297,373             202,648
                                                      --------               ----------              ----------          ----------
      Total increase (decrease)........                 (1,957)               1,493,226                 311,175              83,157
Net Assets
   Beginning of period ................                530,653                5,001,763               1,287,867             983,637
                                                      --------               ----------              ----------          ----------
   End of period                                      $528,696               $6,494,989              $1,599,042          $1,066,794
                                                      ========               ==========              ==========          ==========
      Undistributed
        net investment
        income ........................                   $370                   $1,964                  $3,787                $---
                                                          ====                   ======                  ======                ====

                 *See "Financial Highlights" on pages 115 - 122.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:


                                                                 For the fiscal year ended December 31,
                                                       ---------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                        ----         ----         ----         ----         ----
Net asset value,
   beginning of period..............                   $6.32        $6.14        $6.34        $5.62        $6.39
                                                        ----         ----         ----         ----         ----
Income from investment
   operations:
   Net investment income............                    0.38         0.39         0.39         0.40         0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                    0.07         0.19        (0.20)        0.72        (0.75)
                                                        ----         ----         ----         ----         ----
Total from investment
   operations ......................                    0.45         0.58         0.19         1.12        (0.36)
                                                        ----         ----         ----         ----         ----
Less distributions:
   From net investment
      income .......................                   (0.38)       (0.40)       (0.39)       (0.40)       (0.39)
   From capital gains ..............                   (0.00)       (0.00)       (0.00)       (0.00)       (0.02)
                                                        ----         ----         ----         ----         ----
Total distributions ................                   (0.38)       (0.40)       (0.39)       (0.40)       (0.41)
                                                        ----         ----         ----         ----         ----
Net asset value,
   end of period ...................                   $6.39        $6.32        $6.14        $6.34        $5.62
                                                       =====        =====        =====        =====        =====
Total return* ......................                    7.27%        9.77%        3.20%       20.50%       -5.76%
Net assets, end of
   period (in
   millions) .......................                    $551         $524         $519         $563         $518
Ratio of expenses to
   average net assets...............                    0.84%        0.77%        0.77%        0.74%        0.72%
Ratio of net investment
   income to average
   net assets ......................                    5.88%        6.34%        6.34%        6.54%        6.60%
Portfolio turnover
   rate ............................                   33.87%       35.08%       55.74%       66.38%      127.11%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                              For the fiscal year                        For the
                                                               ended December 31,                      period from
                                                        ------------------------------                 6/19/95* to
                                                        1998         1997         1996                   12/31/95
                                                        ----         ----         ----                  ----------
Net asset value,
   beginning of period..............                   $6.32        $6.14        $6.34                     $6.11
                                                        ----         ----         ----                      ----
Income from investment
   operations:
   Net investment income ...........                    0.39         0.42         0.40                      0.21
   Net realized and
      unrealized gain (loss)
      on investments ...............                    0.07         0.17        (0.20)                     0.22
                                                        ----         ----         ----                      ----
Total from investment
   operations ......................                    0.46         0.59         0.20                      0.43
                                                        ----         ----         ----                      ----
Less distributions:
   From net investment
      income........................                   (0.39)       (0.41)       (0.40)                    (0.20)
   From capital gains ..............                   (0.00)       (0.00)       (0.00)                    (0.00)
                                                        ----         ----         ----                      ----
Total distributions ................                   (0.39)       (0.41)       (0.40)                    (0.20)
                                                        ----         ----         ----                      ----
Net asset value,
   end of period ...................                   $6.39        $6.32        $6.14                     $6.34
                                                        ====         ====         ====                      ====
Total return .......................                    7.54%        9.91%        3.35%                     7.20%
Net assets, end of
   period (in
   millions) .......................                      $6           $5          $12                        $3
Ratio of expenses to
   average net assets...............                    0.61%        0.64%        0.62%                     0.63%**
Ratio of net investment
   income to average
   net assets ......................                    6.10%        6.48%        6.52%                     6.41%**
Portfolio turnover
   rate ............................                   33.87%       35.08%       55.74%                    66.38%**

    *Commencement of operations.
   **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                                 For the fiscal year ended December 31,
                                                       ---------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                        ----         ----         ----         ----         ----
Net asset value,
   beginning of period..............                   $7.59        $6.58        $5.79        $4.67        $4.95
                                                       -----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment income............                    0.20         0.06         0.07         0.07         0.08
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                    1.66         1.73         1.10         1.30        (0.16)
                                                       -----        -----        -----        -----        -----
Total from investment
   operations ......................                    1.86         1.79         1.17         1.37        (0.08)
                                                       -----        -----        -----        -----        -----
Less distributions:
   From net investment
      income .......................                   (0.19)       (0.06)       (0.06)       (0.07)       (0.07)
   From capital gains ..............                   (1.74)       (0.72)       (0.32)       (0.18)       (0.13)
                                                       -----        -----        -----        -----        -----
Total distributions ................                   (1.93)       (0.78)       (0.38)       (0.25)       (0.20)
                                                       -----        -----        -----        -----        -----
Net asset value,
   end of period ...................                   $7.52        $7.59        $6.58        $5.79        $4.67
                                                      ======       ======       ======       ======       ======
Total return** .....................                   24.02%       27.34%       20.36%       29.60%       -1.82%
Net assets, end of
   period (in
   millions) .......................                  $7,368       $6,196       $4,851       $3,976       $3,145
Ratio of expenses to
   average net assets ..............                    0.89%        0.84%        0.86%        0.83%        0.74%
Ratio of net investment
   income to average
   net assets ......................                    1.11%        0.74%        1.03%        1.31%        1.45%
Portfolio turnover
   rate ............................                   49.29%       33.59%       22.24%       17.59%       18.54%

  *Per-share and share amounts have been adjusted retroactively to reflect the
   400% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                              For the fiscal year                        For the
                                                               ended December 31,                      period from
                                                        ------------------------------                 6/19/95* to
                                                        1998         1997         1996                   12/31/95
                                                        ----         ----         ----                  ----------
Net asset value,
   beginning of period .............                   $7.59        $6.58        $5.79                     $5.55
                                                       -----        -----        -----                     -----
Income from investment
   operations:
   Net investment income............                    0.24         0.07         0.07                      0.04
   Net realized and
      unrealized gain
      on investments ...............                    1.66         1.73         1.11                      0.42
                                                       -----        -----        -----                     -----
Total from investment
   operations ......................                    1.90         1.80         1.18                      0.46
                                                       -----        -----        -----                     -----
Less distributions:
   From net investment
      income........................                   (0.23)       (0.07)       (0.07)                    (0.04)
   From capital gains ..............                   (1.74)       (0.72)       (0.32)                    (0.18)
                                                       -----        -----        -----                     -----
Total distributions ................                   (1.97)       (0.79)       (0.39)                    (0.22)
                                                       -----        -----        -----                     -----
Net asset value,
   end of period ...................                   $7.52        $7.59        $6.58                     $5.79
                                                       =====        =====        =====                     =====
Total return .......................                   24.27%       27.49%       20.53%                     8.45%
Net assets, end of
   period (in
   millions) .......................                    $399         $299         $151                      $107
Ratio of expenses to
   average net assets...............                    0.71%        0.72%        0.73%                     0.74%***
Ratio of net investment
   income to average
   net assets ......................                    1.29%        0.85%        1.17%                     1.36%***
Portfolio turnover
   rate ............................                   49.29%       33.59%       22.24%                    17.59%***

  *Per-share and share amounts have been adjusted retroactively to reflect the
   400% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                 For the fiscal year ended December 31,
                                                       ---------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                        ----         ----         ----         ----         ----
Net asset value,
   beginning of period .............                   $7.77        $7.75        $7.78        $6.58        $7.19
                                                        ----         ----         ----         ----         ----
Income from investment
   operations:
   Net investment
      income........................                    0.10         0.10         0.11         0.11         0.13
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                    1.60         2.14         0.82         2.12        (0.13)
                                                        ----         ----         ----         ----         ----
Total from investment
   operations ......................                    1.70         2.24         0.93         2.23         0.00
                                                        ----         ----         ----         ----         ----
Less distributions:
   From net investment
      income .......................                   (0.11)       (0.09)       (0.11)       (0.11)       (0.13)
   From capital gains ..............                   (1.08)       (2.13)       (0.85)       (0.92)       (0.48)
                                                        ----         ----         ----         ----         ----
Total distributions ................                   (1.19)       (2.22)       (0.96)       (1.03)       (0.61)
                                                        ----         ----         ----         ----         ----
Net asset value,
   end of period ...................                   $8.28        $7.77        $7.75        $7.78        $6.58
                                                        ====         ====         ====         ====         ====
Total return* ......................                   22.62%       29.58%       12.18%       34.21%        0.04%
Net assets, end of
   period (in
   millions) .......................                  $1,864       $1,595       $1,285       $1,206         $967
Ratio of expenses to
   average net assets ..............                    0.88%        0.82%        0.83%        0.80%        0.71%
Ratio of net investment
   income to average
   net assets ......................                    1.12%        1.16%        1.34%        1.42%        1.76%
Portfolio turnover
   rate ............................                  373.78%      313.99%      240.37%      229.03%      205.40%


*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                  For the fiscal
                                                                    year ended                        For the
                                                                   December 31,                     period from
                                                         -------------------------------            7/11/95* to
                                                          1998         1997         1996              12/31/95
                                                         -----        -----        -----            -----------
Net asset value,
   beginning of period..............                     $7.77        $7.75        $7.78                $7.84
                                                          ----         ----         ----                 ----
Income from investment
   operations:
   Net investment income............                      0.12         0.11         0.12                 0.05
   Net realized and
      unrealized gain
      on investments ...............                      1.59         2.14         0.82                 0.87
                                                          ----         ----         ----                 ----
Total from investment
   operations ......................                      1.71         2.25         0.94                 0.92
                                                          ----         ----         ----                 ----
Less distributions:
   From net investment
      income.......................                      (0.12)       (0.10)       (0.12)               (0.06)
   From capital gains ..............                     (1.08)       (2.13)       (0.85)               (0.92)
                                                          ----         ----         ----                 ----
Total distributions ................                     (1.20)       (2.23)       (0.97)               (0.98)
                                                          ----         ----         ----                 ----
Net asset value,
   end of period ...................                     $8.28        $7.77        $7.75                $7.78
                                                          ====         ====         ====                 ====
Total return .......................                     22.79%       29.67%       12.27%               11.92%
Net assets, end of
   period (in
   millions) .......................                        $4           $4           $3                   $1
Ratio of expenses to
   average net assets...............                      0.75%        0.75%        0.74%                0.76%**
Ratio of net investment
   income to average
   net assets ......................                      1.21%        1.22%        1.45%                1.24%**
Portfolio turnover
   rate ............................                    373.78%      313.99%      240.37%              229.03%**

    *Commencement of operations.
   **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                                 For the fiscal year ended December 31,
                                                       ---------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                        ----         ----         ----         ----         ----
Net asset value,
   beginning of period..............                   $6.71        $7.78        $7.63        $5.07        $4.94
                                                        ----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment loss .............                   (0.03)       (0.01)       (0.02)       (0.00)        0.00
   Net realized and
      unrealized gain on
      investments ..................                    3.93         0.46         0.66         2.80         0.47
                                                        ----        -----        -----        -----        -----
Total from investment
   operations ......................                    3.90         0.45         0.64         2.80         0.47
                                                        ----        -----        -----        -----        -----
Less distributions:
   From net investment
      income .......................                   (0.00)       (0.00)       (0.00)       (0.00)       (0.00)
   From capital gains ..............                   (0.70)       (1.52)       (0.49)       (0.24)       (0.34)
                                                        ----        -----        -----        -----        -----
Total distributions ................                   (0.70)       (1.52)       (0.49)       (0.24)       (0.34)
                                                        ----        -----        -----        -----        -----
Net asset value,
   end of period ...................                   $9.91        $6.71        $7.78        $7.63        $5.07
                                                       =====       ======       ======       ======       ======
Total return** .....................                   59.31%        7.22%        8.35%       55.37%        9.78%
Net assets, end of
   period (in
   millions) .......................                  $1,668       $1,063         $981         $821         $497
Ratio of expenses to
   average net assets...............                    1.05%        1.02%        0.98%        0.93%        0.96%
Ratio of net investment
   loss to average
   net assets ......................                   -0.37%       -0.18%       -0.33%       -0.07%        0.00%
Portfolio turnover
   rate ............................                   55.70%       87.68%       33.90%       32.89%       64.39%

 *Per-share and share amounts have been adjusted retroactively to reflect the
  200% stock dividend effected June 26, 1998.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                             For the
                                                           fiscal year
                                                            year ended                      For the
                                                           December 31,                 period from
                                                          -------------                2/27/96** to
                                                        1998         1997                  12/31/96
                                                       -----        -----                ----------
Net asset value,
   beginning of period .............                   $6.74        $7.79                     $8.02
                                                        ----        -----                     -----
Income from investment
   operations:
   Net investment
      loss .........................                   (0.01)       (0.00)                    (0.01)
   Net realized and
      unrealized gain
      on investments ...............                    3.95         0.47                      0.27
                                                        ----        -----                     -----
Total from investment
   operations ......................                    3.94         0.47                      0.26
                                                        ----        -----                     -----
Less distributions:
   From net investment
      income .......................                   (0.00)       (0.00)                    (0.00)
   From capital gains ..............                   (0.70)       (1.52)                    (0.49)
                                                        ----        -----                     -----
Total distributions ................                   (0.70)       (1.52)                    (0.49)
                                                        ----        -----                     -----
Net asset value,
   end of period ...................                   $9.98        $6.74                     $7.79
                                                        ====        =====                     =====
Total return .......................                   59.71%        7.43%                     3.25%
Net assets, end of
   period (in
   millions) .......................                      $6           $4                        $3
Ratio of expenses to
   average net assets...............                    0.79%        0.85%                     0.80%***
Ratio of net investment
   loss to average
   net assets ......................                   -0.12%       -0.01%                    -0.12%***
Portfolio turnover
   rate ............................                   55.70%       87.68%                    33.90%***

  *Per-share and share amounts have been adjusted retroactively to reflect the
   200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 -- Significant Accounting Policies

         United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1998, United Science and Technology Fund reclassified $4,624,009 between additional paid-in-capital, accumulated undistributed net realized gain and undistributed net investment income. In addition, for each of the Funds, the following amounts were reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

                                                                                    Increase                   Increase
                                                                                   (Decrease)                 (Decrease)
                                                                                   Accumulated                Accumulated
                                                                                  Undistributed              Undistributed
                                                                                 Net Investment              Net Realized
                                                                                     Income                      Gain
                                                                                     ------                     ------
         United Income Fund                                                         $(300,519)                 $300,519
         United Accumulative Fund                                                     (58,028)                   58,028
         United Science and Technology Fund                                           112,640                  (112,640)

         Net investment income, net realized gains and net assets were not affected by these changes.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

         The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets for United Bond Fund, .15% of net assets for United Income Fund and United Accumulative Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.0 billion of combined net assets at December 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

         The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee
               Average
            Net Asset Level                           Annual Fee
       (all dollars in millions)                  Rate for Each Fund
       -------------------------                  ------------------
       From $    0  to $   10                         $      0
       From $   10  to $   25                         $ 10,000
       From $   25  to $   50                         $ 20,000
       From $   50  to $  100                         $ 30,000
       From $  100  to $  200                         $ 40,000
       From $  200  to $  350                         $ 50,000
       From $  350  to $  550                         $ 60,000
       From $  550  to $  750                         $ 70,000
       From $  750  to $1,000                         $ 85,000
            $1,000 and Over                           $100,000

         For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Corporation's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Corporation) of $33,372,169, out of which W&R paid sales commissions of $19,385,192 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         The Corporation paid Directors' fees of $372,189, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

         Investment securities transactions for the period ended December 31, 1998 are summarized as follows:

                                                                                                                              United
                                                            United                United                United           Science and
                                                              Bond                Income          Accumulative            Technology
                                                              Fund                  Fund                  Fund                  Fund
                                                       -----------          ------------          ------------          ------------
Purchases of investment
   securities, excluding
   short-term and U.S.
   Government securities                              $111,813,798       $ 2,027,470,290        $5,663,150,713          $659,898,308
Purchases of U.S. Government
   securities                                           92,333,863         1,093,907,031           196,340,625                   ---
Purchases of short-term
   securities                                          561,391,715        15,634,742,929         4,468,673,592         1,958,075,482
Proceeds from maturities
   and sales of investment
   securities, excluding
   short-term and U.S.
   Government securities                               135,016,902         3,371,976,186         5,744,483,524           729,609,800
Proceeds from maturities and
   sales of U.S. Government
   securities                                           41,247,329                   ---                   ---                   ---
Proceeds from maturities and sales
   of short-term securities                            568,252,086        15,559,056,251         4,674,703,528         1,927,543,817

         For Federal income tax purposes, cost of investments owned at December 31, 1998 and the related appreciation were as follows:

                                                                                                                           Aggregate
                                                              Cost          Appreciation          Depreciation          Appreciation
                                                    --------------          ------------         -------------         -------------
United Bond Fund                                    $  528,458,070        $   24,668,693         $ (1,196,790)        $   23,471,903
United Income Fund                                   4,914,230,647         3,004,918,498          (81,736,450)         2,923,182,048
United Accumulative
   Fund                                              1,681,126,770           207,356,879          (14,692,573)           192,664,306
United Science and
Technology Fund                                        873,714,811           822,026,657          (24,964,456)           797,062,201

NOTE 4 -- Federal Income Tax Matters

         The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $1,363,307,370, $260,569,759 and $139,112,131, respectively, during the year ended December 31, 1998, a portion of which was paid to shareholders during the period ended December 31, 1998. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $4,755,689 during the year ended December 31, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining prior year capital loss carryovers of United Bond Fund aggregated $18,474,016 as of December 31, 1998, and are available to offset future capital gain net income as follows: $18,393,113 through December 31, 2002 and $80,903 through December 31, 2003.

NOTE 5 -- Multiclass Operations

         On June 17, 1995, each Fund within the Corporation was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

         Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock for the fiscal year ended December 31, 1998 are summarized below. Dollar amounts are in thousands.

                                                                                                                              United
                                                        United                   United                  United          Science and
                                                          Bond                   Income            Accumulative           Technology
                                                          Fund                    Fund*                    Fund                Fund*
                                                   -----------             ------------            ------------         ------------
Shares issued from sale of shares:
   Class A    .........................             31,835,303              100,626,223              15,967,129          77,529,963
   Class Y    .........................                216,958               10,384,489                 103,049             130,439
Shares issued from
   reinvestment of dividends
   and/or capital gains distribution:
   Class A    .........................              4,341,736              185,178,374              27,472,978          11,704,260
   Class Y    .........................                 56,607               11,152,791                  59,740              42,644
Shares redeemed:
   Class A    .........................            (32,844,203)            (121,882,974)            (23,654,895)        (79,203,331)
   Class Y    .........................                (95,711)              (7,947,287)               (175,077)           (223,072)
                                                    ----------              -----------              ----------         -----------
Increase (decrease) in
   outstanding capital
   shares:
   Class A    .........................              3,332,836              163,921,623              19,785,212          10,030,892
   Class Y    .........................                177,854               13,589,993                 (12,288)            (49,989)
                                                    ----------              -----------              ----------          ----------
      Total for Fund ..................              3,510,690              177,511,616              19,772,924           9,980,903
                                                    ==========              ===========              ==========          ==========
Value issued from sale of shares:
   Class A    .........................               $202,677               $  849,389                $136,894            $618,721
   Class Y    .........................                  1,379                   85,082                     876               1,031
Value issued from reinvestment of dividends:
   Class A    .........................                 27,530                1,351,806                 216,773             103,357
   Class Y    .........................                    359                   81,473                     472                 379
Value redeemed:
   Class A    .........................               (208,970)              (1,035,016)               (203,897)           (631,968)
   Class Y    .........................                   (612)                 (65,230)                 (1,436)             (1,749)
                                                     ---------               ----------                --------            --------
Increase (decrease) in outstanding capital:
   Class A    .........................                 21,237                1,166,179                 149,770              90,110
   Class Y    .........................                  1,126                  101,325                     (88)               (339)
                                                     ---------               ----------                --------            --------
      Total for Fund ..................               $ 22,363               $1,267,504                $149,682            $ 89,771
                                                      ========               ==========                ========            ========

*Share transactions prior to June 27, 1998 have been adjusted to effect the stock dividend of June 26, 1998.

         Transactions in capital stock for the fiscal year ended December 31, 1997 are summarized below. Dollar amounts are in thousands.

                                                                                                                              United
                                                        United                   United                  United          Science and
                                                          Bond                   Income            Accumulative           Technology
                                                          Fund                    Fund*                    Fund                Fund*
                                                   -----------             ------------            ------------         ------------
Shares issued from sale of shares:
   Class A    .........................              6,890,848              113,047,110                8,676,214         97,386,177
   Class Y    .........................                195,545               16,641,495                   51,857            213,843
Shares issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class A    .........................              4,598,290               72,625,180               44,000,209         29,785,929
   Class Y    .........................                 48,642                3,707,595                  104,354            125,574
Shares redeemed:
   Class A    .........................            (13,058,549)            (106,336,825)            (13,115,628)        (94,796,529)
   Class Y    .........................             (1,350,485)              (3,892,205)                (35,296)            (93,594)
                                                    ----------               ----------              ----------          ----------
Increase (decrease) in
   outstanding capital
   shares:
   Class A    .........................             (1,569,411)              79,335,465              39,560,795          32,375,577
   Class Y    .........................             (1,106,298)              16,456,885                 120,915             245,823
                                                    ----------               ----------              ----------          ----------
      Total for Fund ..................             (2,675,709)              95,792,350              39,681,710          32,621,400
                                                    ==========               ==========              ==========          ==========
Value issued from sale of shares:
   Class A    .........................                $42,624                 $862,082                $ 77,296            $749,063
   Class Y    .........................                  1,204                  120,864                     450               1,701
Value issued from
   reinvestment of
   dividends and/or capital
   gains distribution:
   Class A    .........................                 28,302                  542,416                 335,423             186,554
   Class Y    .........................                    299                   27,712                     796                 790
Value redeemed:
   Class A    .........................                (80,507)                (814,233)               (116,279)           (734,712)
   Class Y    .........................                 (8,263)                 (30,968)                   (313)               (748)
                                                      --------                 --------                --------            --------
Increase (decrease) in outstanding capital:
   Class A    .........................                 (9,581)                 590,265                 296,440             200,905
   Class Y    .........................                 (6,760)                 117,608                     933               1,743
                                                      --------                 --------                --------            --------
      Total for Fund ..................               $(16,341)                $707,873                $297,373            $202,648
                                                      ========                 ========                ========            ========


*Share transactions have been adjusted to effect the stock dividend of June 26, 1998.

Note 6 -- Stock Dividend

         The Corporation's Board of Directors approved on February 11, 1998 a stock dividend of 400% on United Income Fund and 200% on United Science and Technology Fund effected on June 26, 1998. Authorized shares of United Income Fund were accordingly increased by 1,400,000,000 and United Bond Fund and United Accumulative Fund each reallocated 100,000,000 shares to United Science and Technology Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of United Bond Fund, United Income Fund, United Accumulative Fund, and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc. as of December 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising United Funds, Inc. as of December 31, 1998, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999

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